Exhibit 10.3

LOAN AGREEMENT

by and among

GLADSTONE LAND LIMITED PARTNERSHIP,

a Delaware limited partnership (“Borrower”)

GLADSTONE LAND CORPORATION,

a Maryland corporation (“Guarantor”)

and

METROPOLITAN LIFE INSURANCE COMPANY,

a New York corporation

(“Lender”)

Dated as of February ___, 2020

$150,000,000.00 Aggregate Facility

Loan No. 196915 - $25,000,000.00 (Note B)

Loan No. 198677 - $50,000,000.00 (Note D)

Loan No. 200539 - $75,000,000.00 (Note E)

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

LOAN AGREEMENT

THIS LOAN AGREEMENT (this “Agreement”), is made and entered into as of February ___, 2020, by and among GLADSTONE LAND LIMITED PARTNERSHIP, a Delaware limited partnership (“Borrower”), GLADSTONE LAND CORPORATION, a Maryland corporation (“Guarantor”), and METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (“Lender”).

W I T N E S S E T H:

WHEREAS, Borrower desires to obtain the Loan (as defined below) from Lender to refinance agricultural properties located in the States of California, Arizona and Michigan, and to provide funds for the subsequent purchase of additional farming properties, and Lender desires to make the Loan on the terms and conditions set forth herein and in the other Loan Documents. Capitalized terms used herein shall have the meanings assigned to them in Section 1 hereof.

NOW, THEREFORE, Borrower, Guarantor and Lender agree as follows:

SECTION 1.	DEFINITIONS.

For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

“Affiliate” means any Person which, directly or indirectly, controls or is controlled by or is under common control with Borrower or Guarantor or which beneficially owns or holds or has the power to direct the voting power of five percent (5%) or more of any membership interest of Borrower or Guarantor or which has five percent (5%) or more of its Voting Interests (or in the case of a Person which is not a corporation, five percent (5%) or more of its equity interest) beneficially owned or held, directly or indirectly, by Borrower or Guarantor. For purposes of this definition, “control” means the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing. Notwithstanding the foregoing, or anything to the contrary herein, each of Gladstone Capital Corporation, Gladstone Commercial Corporation and Gladstone Investment Corporation, each a “Fund” and collectively the “Funds,” and any future fund advised by Gladstone Management Corporation, a Maryland corporation (the “Adviser”), or a sub-adviser thereof, and the subsidiaries of such Funds and future funds shall not be deemed to be Affiliates.

“Agreement” has the meaning specified in the first paragraph of this Agreement.

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

“Appraised Value” means the lesser of: (1) the amount for which a property is appraised by a third-party certified appraisal; or (2) Borrower’s cost to purchase a property, in either event, at the time it is pledged as Collateral. A certified appraisal of a property commissioned by Lender in form and substance satisfactory to Lender is required at the time any Collateral is pledged hereunder. Any appraisal of Collateral which is commissioned by a party other than Lender after the property has been accepted as Collateral may be provided to Lender for information purposes; provided however, Lender shall be under no obligation to review, rely upon or to otherwise use such an appraisal for any purpose. Borrower and Lender agree that the Appraised Value for the initial Collateral is as set forth on Exhibit A attached hereto. To the extent there are plantings on any Property that are covered by plant patents, the value of the patented plants shall be excluded from the Appraised Value.

“Articles and Bylaws” has the meaning specified in Section 4.25.

“Authorized Person” has the meaning specified in Section 3.3(j).

“Borrower” has the meaning specified in the first paragraph of this Agreement.

“Business Day” shall mean any day on which banks are required to be open to carry on their normal business in the State of New York.

“California Entity Restructuring” has the meaning specified in Section 9.13.

“Closing Date” has the meaning specified in Section 2.2.

“Collateral” means the Real Property, all property and assets, and proceeds thereof, described in, subjected, or intended to be subjected, at any time to the Liens of any of the Collateral Documents, including any Future Property added pursuant to Section 3.1.

“Collateral Documents” has the meaning specified in Section 2.3.

“Consolidated Asset Value” means, as of the date of determination thereof, (i) the aggregate fair value of all properties and assets owned by Borrower, Guarantor and Property Owners, as reported in the MD&A section under the Net Asset Value disclosure in Guarantor’s quarterly filings with the Securities and Exchange Commission (“SEC”) (such as that found in Guarantor’s 10-Q for the Quarter Ended June 30, 2013), plus (ii) the amount of unrestricted cash, as reported on Guarantor’s Consolidated Balance Sheet filed with the SEC. In the absence of the Net Asset Value disclosure within Guarantor’s quarterly filing, or the absence of a quarterly filing, the aggregate fair value of assets shall be that as found in the most recent SEC filing, updated for any appraisals performed since the time of said filing. All such appraisals must have been performed by Lender-approved appraisers.

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

“Consolidated Net Worth” means, as of the date of determination thereof, the aggregate amount of the Consolidated Asset Value less the Consolidated Total Debt of Borrower, Guarantor and its Subsidiaries in each case after eliminating inter-company loans.

“Consolidated Rental Revenue” means the quarter-to-date rental income of the operations of Borrower, Guarantor or its Subsidiaries, as reported in Guarantor’s Consolidated Statement of Operations filed with the SEC, multiplied by 4 (four). The quarter-to-date rental income will be adjusted for any properties acquired by Borrower, Guarantor or its Subsidiaries during the quarter so as to assume that the newly-acquired property was held for the full quarter.

“Consolidated Total Debt” means, as of the date of determination thereof, the sum of (1) liabilities for borrowed money, including all secured notes payable and all outstanding line of credit balances, (2) liabilities for deferred purchase price of property (excluding accounts payable arising in the ordinary course of business), and (3) without duplication, any guaranty with respect to liabilities of the type described in any of the clauses (1) and (2) hereof, as determined in accordance with GAAP for Borrower, Guarantor and its Subsidiaries, as reported on Guarantor’s Consolidated Balance Sheet most recently filed with the SEC.

“Contribution and Indemnity Agreement” has the meaning specified in Section 8.5.

“Corporate Documents” has the meaning specified in Section 4.25.

“Default Interest Rate” means the lesser of (a) sixteen percent (16%) per annum, and (b) the maximum interest rate provided by law.

“Disbursement” has the meaning specified in Section 3.

“ERISA” has the meaning specified in Section 4.14.

“Event of Default” has the meaning specified in Section 11.1.

“Executive Order” has the meaning specific in Section 4.21.

“Future Property” has the meaning specified in Section 3.1(a).

“Future Property Owner” has the meaning specified in Section 3.1(b).

“GAAP” means, as to a particular Person and at a particular time of determination, such accounting principles as, in the opinion of the independent public accountants regularly employed by such Person, conform at such time of determination to generally accepted accounting principles in the United States.

“General Partner” has the meaning specified in Section 4.25.

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

“Guarantor” means Gladstone Land Corporation, a Maryland corporation.

“Improvements” means the improvements located on the Real Property (specifically excluding, however, any irrigation equipment or facilities or other property owned by a tenant at the Property so long as such assets are not included in the Appraised Value of the related Collateral).

“Indebtedness” shall mean without duplication (1) all indebtedness or obligations for borrowed money or which have been incurred in connection with the acquisition of property or assets, (2) indebtedness or obligations secured by or constituting any Lien existing on property owned by the Person whose Indebtedness is being determined, whether or not the indebtedness or obligations secured thereby shall have been assumed, (3) guaranties and endorsements (other than endorsements for purposes of collection in the ordinary course of business), obligations to purchase goods or services for the purpose of supplying funds for the purchase or payment of, or measured by, indebtedness, liabilities or obligations of others and other contingent obligations in respect of, or to purchase or otherwise acquire or service, indebtedness, liabilities or obligations of others (whether or not representing money borrowed), (4) all liabilities, as reported in Guarantor’s consolidated financial statements filed with the SEC, in effect guaranteed by an agreement, whether or not contingent, to make a loan, advance or capital contribution to or other investment in a Person for the purpose of assuring or maintaining a minimum equity, asset base, working capital or other balance sheet condition for any date, or to provide funds for the payment of any liability, dividend or stock liquidation payment, or otherwise to supply funds to or in any manner invest in such Person for such purpose, and (5) any mandatory redeemable preferred stock or other equity (including preferred stock or other equity the only mandatory redemption payment with respect to which is at maturity) of any Obligor held by a Person other than such Obligor, at the higher of its voluntary or involuntary liquidation value. A renewal or extension of any Indebtedness without increase in the principal amount thereof shall not be deemed to be the incurrence of the Indebtedness so renewed or extended.

“Indemnity Agreement” has the meaning specified in Section 2.4.

“Key Principal” means either David Gladstone or Terry Brubaker or a successor approved by Lender.

“Land” means the real property subject to the Security Instruments, initially situated in Cochise County, Arizona; Kern, Santa Cruz and Ventura Counties, California; and Van Buren County, Michigan, and more particularly described in Exhibit B attached hereto, and such additional land as may be encumbered by any Security Instrument from time to time granted to secure the Loan.

“Lender” has the meaning specified in the first paragraph of this Agreement.

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

“Lien” means any mortgage, lien, pledge, security interest, encumbrance or charge of any kind, whether or not consensual, any conditional sale or other title retention agreement.

“LLC Agreement” has the meaning specified in Section 4.25.

“LLC Documents” has the meaning specified in Section 4.25.

“Loan” has the meaning specified in Section 2.2.

“Loan Documents” means the Notes executed concurrently herewith together with this Agreement, the other Collateral Documents, the Security Instruments and all other documents and instruments evidencing, securing or otherwise relating to the Loan including, without limitation, any Uniform Commercial Code financing statements.

“LP Agreement” has the meaning specified in Section 4.25(d).

“Material Adverse Effect” shall mean a material adverse effect on (a) the business, operations, properties, prospects or financial condition of any Obligor, or (b) the validity or enforceability of any of the Loan Documents.

“Note B” has the meaning specified in Section 2.1.

“Note D” has the meaning specified in Section 2.1.

“Note E” has the meaning specified in Section 2.1.

“Notes” means Note B, Note D and Note E, collectively, and each of the Notes may be referred to individually as a “Note”.

“Obligors” or “Obligor” means any or all of Guarantor, Borrower or Property Owners, collectively.

“OFAC” has the meaning specified in Section 4.21.

“Partial Release” has the meaning specified in Section 10.1.

“Partnership Documents” has the meaning specified in Section 4.25.

“Patent Payment” has the meaning specified in Section 10.2.

“Permitted Encumbrances” means the following:

(a) those Liens and Leases described on Exhibit D attached hereto;

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

(b) items set forth in Schedule B Part II of the title insurance policy or policies issued to Lender as of the Closing Date;

(c) liens in favor of Lender securing the Indebtedness;

(d) liens for taxes, assessments, levies or similar governmental charges not delinquent or otherwise being contested as permitted by the Security Instruments;

(e) Leases permitted under Section 4.10 below or otherwise in the Loan Documents; and

(f) liens that are being contested as permitted by the Security Instruments.

“Person” includes an individual, a corporation, a partnership, a limited liability company, a joint venture, a trust, an unincorporated organization or a government or any agency or political subdivision thereof.

“Plan” has the meaning specified in Section 4.14.

“Property Owners” means those wholly-owned subsidiaries of Borrower or Guarantor identified on Exhibit E attached hereto and incorporated herein, together with any other Subsidiaries of Borrower or Guarantor which own any Collateral now or in the future.

“Real Property” has the meaning specified in Section 2.3.

“Release Parcel” has the meaning specified in Section 10.1.

“Remaining Property” has the meaning specified in Section 10.1.

“Request” has the meaning specified in Section 10.1.

“Restricted Payments” means dividends paid on capital stock or distributions with respect to membership interest (in either cash or property), and purchases or redemptions of capital stock or membership interest.

“SDN List” has the meaning specified in Section 4.20.

“Security Instruments” has the meaning specified in Section 2.3.

“Subordinated Debt” means any debt owed to stockholders, subsidiaries or affiliates that is fully subordinated in right of payment and in respect of security in any respect to Debt evidence by the Notes and any of the other Loan Documents.

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

“Subsidiaries” means any Person at least a majority of whose outstanding stock or equity interest shall at the time be owned directly or indirectly by Borrower, Guarantor and/or one or more Subsidiaries of Borrower or Guarantor.

“Voting Interest”, as applied to the stock of any corporation, shall mean stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the directors of such corporation other than stock having such power only by reason of the happening of a contingency.

All accounting terms used herein and not expressly defined in this Agreement shall have the meanings respectively given to them in accordance with GAAP as it exists at the date of applicability thereof.

SECTION 2.	LOAN.

2.1 Authorization. Borrower has duly authorized the delivery of the following promissory notes to Lender (collectively, the “Notes”): (i) that certain Amended and Restated Promissory Note (Note B – RELOC) in the principal amount of up to $25,000,000.00, as amended, modified, restated, extended or expanded from time to time (“Note B”), (ii) that certain Amended and Restated Promissory Note (Note D – RELOC) in the principal amount of up to $50,000,000.00, as amended, modified, restated, extended or expanded from time to time (“Note D”), and (iii) that certain Promissory Note (Note E) in the principal amount of up to $75,000,000.00, as amended, modified, restated, extended or expanded from time to time (“Note E”), each dated as of even date herewith and executed by Borrower to the order of Lender. The interest rates applicable to the balance under each Note (and the adjustment of such interest rates), the repayment terms and other terms applicable to the indebtedness evidenced by each Note are more particularly set forth in the respective Notes.

2.2 Loan; Closing. Borrower hereby agrees to borrow from Lender, and Lender, subject to the terms and conditions herein set forth and in the other Loan Documents, hereby agrees to lend to Borrower, the aggregate principal sum of up to One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00) to be evidenced by the Notes and disbursed in accordance with this Agreement (the “Loan”). The date on which the initial Security Instruments are duly recorded in their respective jurisdictions, which shall be on or before February ___, 2020, shall be hereinafter referred to as the “Closing Date.”

2.3 Security. Payment of the Notes and performance of the obligations arising under this Agreement and the Loan shall be secured by (i) one or more Deeds of Trust, Security Agreement, Assignment of Rents and Leases and Fixture Filing, and (ii) one or more Mortgages, Security Agreement, Assignment of Rents and Leases and Fixture Filing (collectively, the “Security Instruments”) now or hereafter granted by any of the Property Owners with respect to, inter alia, the Land and the agricultural operations and related permanent plantings, irrigation

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

facilities and water rights located on the Land, and the rents, revenue and income derived therefrom, all as more particularly described in the Security Instruments (the “Real Property”), and such other documents and instruments as Lender shall reasonably request to further evidence or perfect its security interest in the Collateral. The Security Instruments, assignments, security and pledge agreements, guarantees and all of the other documents entered into now or in the future in connection with the Loan are collectively referred to herein as the “Collateral Documents.” Notwithstanding anything in this Agreement or any other Loan Documents to the contrary, Borrower is not granting any lien or security interest with respect to, and references to the Real Property shall not include, any crops and related plantings (including without limitation permanent plantings), irrigation facilities, water rights, or other property, rights or interests that are owned by tenants at the Property so long as such assets are not included in the Appraised Value of the related Collateral.

2.4 Guaranty and Pledge. Borrower’s obligations under the Notes, this Agreement and the other Loan Documents shall be guaranteed by (a) Guarantor pursuant to a Loan Guaranty Agreement dated as of even date herewith; (b) the Property Owners pursuant to certain Property Owner Guaranties dated as of even date herewith and the Security Instruments; and (c) any Future Property Owners pursuant to Loan Guaranty Agreements and Security Instruments, deliver in connection with the addition of Future Property to the Collateral. The Notes are also supported by a separate and independent Unsecured Indemnity Agreement by Borrower, Guarantor and the Property Owners (and any Future Property Owners, as applicable) in favor of Lender (the “Indemnity Agreement”).

2.5 Unused Commitment Fee. Borrower shall pay to Lender an unused commitment fee payable in arrears with each interest payment payable on an Interest Payment Date as more particularly provided in each of the Notes.

SECTION 3.	DISBURSEMENTS OF LOAN.

Subject to the satisfaction of all conditions precedent to closing, the proceeds of the Loan shall be disbursed as set forth in this Section 3. A disbursement of the Loan, whether under Note B, Note D or Note E, is herein referred to as a “Disbursement”.

3.1 Disbursements Under Note E. Note E will be disbursed in multiple Disbursements, only as follows:

Borrower may request a Disbursement in connection with the acquisition of additional agricultural properties in an aggregate amount not to exceed the face amount of Note E (i.e., $75,000,000.00) at any time after the Closing Date but no later than December 31, 2022, provided that each of the following conditions has been satisfied on or before the date of disbursement:

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

(a) The amount of each Disbursement will be based on and limited such that the amount disbursed under the Loan shall not exceed 60% of the aggregate Appraised Value of the Real Property and any new agricultural property accepted by Lender as Collateral for such Disbursement (the “Future Property”), as established by appraisals in form and substance acceptable to Lender in all respects, and otherwise limited as provided in this Section 3.1(b). In no event shall the total aggregate Disbursements under Note E exceed the lesser of Seventy-Five Million and 00/100 Dollars ($75,000,000.00) or sixty percent (60%) of the Appraised Value of the Collateral.

(b) The Disbursement shall be used solely to fund acquisitions or refinances of a Future Property and may not be used for any other purpose. The Future Property shall be acquired or owned by a Property Owner or a separate Subsidiary entity established as a single asset entity by Borrower or Guarantor for such purpose (the “Future Property Owner”). As a condition to any Disbursement for Future Property, such Future Property shall be subject to Lender’s review as to condition, quality, location, entitlement, improvement, water supplies and other characteristics in Lender’s sole and absolute discretion as Lender may apply in its customary underwriting and due diligence analysis.

(c) All of the Collateral shall be free of mechanics’ liens, judgments, and all other encumbrances, with the exception of the Security Instruments and any Permitted Encumbrances, and any leases of the Future Property shall be subject to Lender’s review and approval in accordance with Section 4.10, which approval shall require, at a minimum, that such leases shall be subordinate to the liens in favor of Lender. Lender shall be granted a first priority lien on the Future Property.

(d) Borrower, Property Owners and Guarantor shall execute and deliver to Lender, and shall cause the Future Property Owner to execute and deliver to Lender, such deeds of trust, security agreements, joinders (including to the Indemnity Agreement and the Contribution and Indemnity Agreement), reaffirmations, restated guaranties or amendments and such other documents as Lender may deem necessary to document the additional disbursement in a manner consistent with the balance of the Loan Documents and to encumber the Future Property with first liens and security interests for the benefit of Lender. Borrower and Guarantor shall also execute and deliver to Lender a Collateral Addition Addendum in the form attached hereto as Exhibit C. The Future Property Owner shall guaranty the Loan, jointly and severally with the other Property Owners, with regard to all of the obligations arising under the Loan, and Guarantor shall confirm that its guaranty shall continue to apply to the Loan as so disbursed and secured.

(e) Lender shall be provided with a mortgagee’s title insurance policy insuring Lender’s first priority lien in the Future Property subject only to such encumbrances as Lender may approve in its sole and absolute discretion. The amount of the title insurance insuring the existing Security Instruments and the new liens to be established in connection with the Disbursement shall be increased to the aggregate amount that will be available for Disbursements under the Notes following the addition of the Future Property as Collateral.

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

(f) No Event of Default under the Loan Agreement, the Notes, the Security Instruments, or any of the Loan Documents shall have occurred prior to or at the time such Disbursement is to be made, nor shall any event exist which with the giving of notice or the passage of time or both would constitute an Event of Default.

(g) The Property Owners are at the time of the Disbursement still the owners of the Real Property in the form existing as of the Closing Date, except to the extent of transfers otherwise permitted by Lender under the terms of the Loan Documents.

(h) Lender shall have received such additional information and documentation, in a form and substance satisfactory to Lender, as Lender may reasonably request, confirming compliance with any and all of the covenants, representations and warranties contained in the Notes, the Security Instruments and Loan Documents, including without limitation a debt allocation agreement among the Property Owners regarding their respective contributions for the indebtedness relating to the Loan.

(i) Concurrently with Borrower’s request for a Disbursement, Borrower shall furnish to Lender the following materials: (i) a copy of the purchase agreement for its acquisition of the Future Property and all relevant conveyance documents; (ii) a copy of any appraisal obtained by Borrower; (iii) a current title report for the Future Property; (iv) copies of any leases applicable to the Future Property, together with a subordination agreement and estoppel certificate from the related tenant in the form required by Lender; (v) copies of all organizational documents relating to the Future Property Owner; and (vi) copies of such additional documents and materials as Lender shall request.

(j) Written request for a Disbursement is received by Lender from an Authorized Person (defined below) at least thirty (30) days prior to the Business Day on which funds are desired, accompanied by all supporting data as may be necessary to confirm the satisfaction of all conditions to Disbursement. No more than six (6) Disbursements under Note E shall be permitted in any calendar year.

(k) Lender, at its option, and in its sole discretion, may reject the request for any Disbursement should it be determined by Lender, at its sole discretion, that Borrower, through its combination of water sources, does not possess or reasonably anticipate obtaining adequate supplies of irrigation water to sufficiently irrigate and maintain the agricultural operations to be conducted on the Collateral.

(l) Borrower shall pay all costs incurred by Lender, including title insurance premiums and endorsement costs, reasonable legal fees of outside counsel, escrow fees, environmental audits, appraisal costs, recording fees and any other third party costs relating to the review of the proposed Future Property or the confirmation of the status of the existing Collateral, the Disbursement and the satisfaction of the foregoing conditions.

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

(m) In the event of any optional or required prepayment of principal by Borrower under the Loan Documents, such prepayment shall (unless otherwise indicated by Borrower), in the absence of an Event of Default, be applied first to the outstanding principal balance, if any, of Note B and Note D and then to the outstanding principal balance of Note E. Any prepayment of the Loan at a time an Event of Default exists shall be applied to the Loan in such order as Lender directs.

3.2 Disbursements Under Note B and Note D.

(a) Disbursements. Borrower shall have the right from time to time, to request additional Disbursements under Note B or Note D, up to the face amount of such Note (i.e., $25,000,000.00 and $50,000,000.00, respectively), under the following conditions: (i) no Event of Default has occurred and is continuing and no event has occurred and is continuing which with the passing of time or giving of notice or both would become an Event of Default, and (ii) Disbursements shall be available so long as the combined outstanding principal balances of all Notes, plus the amount of the requested Disbursement do not exceed the lesser of (a) the aggregate face principal amounts of the Notes, and (b) the amount equal to 60% of the Appraised Value. Borrower may repay and reborrow such amounts as a revolving credit. Revolver draws and repayments shall be made not more than twice per calendar month per each type of transaction and written request for a Disbursement under Note B or Note D must be received by Lender no later than 12:00 p.m., Pacific Time, on the Business Day prior to the Business Day on which funds are desired. All draws and repayments will be by wire transfer and any draws shall be in amounts not less than One Hundred Thousand and 00/100 Dollars ($100,000.00) and in even increments of One Thousand and 00/100 Dollars ($1,000.00).

(b) Balance in Excess of Original Principal Amount. Notwithstanding anything contained herein to the contrary, in the event that (i) the aggregate outstanding unpaid principal amount of Note B at any time exceeds the amount of $25,000,000.00, (ii) the aggregate outstanding unpaid principal amount of Note D at any time exceeds the amount of $50,000,000.00, or (iii) the aggregate outstanding principal balance of all Notes exceeds the lesser of $150,000,000.00, or the amount equal to sixty percent (60%) of the Appraised Value of the Collateral, all Disbursements shall be suspended and Borrower shall immediately, without the requirement of any oral or written notice by Lender, prepay the principal of one or more of the Notes (including any Note with an outstanding unpaid principal amount exceeding the face amount of such Note) in an aggregate amount at least equal to such excess.

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

(c) Minimum Outstanding Balance. If the outstanding principal balance under Note B or Note D shall be an amount less than Fifty Thousand and 00/100 Dollars ($50,000.00) at any time, then the entire outstanding principal amount of such Note, together with accrued interest thereon at the Default Interest Rate, shall, ten (10) Business Days after receipt of written notice from Lender, immediately become due and payable without demand, and Borrower’s right to draw upon such Note shall terminate and Lender’s obligation to fund future Disbursements under such Note shall cease.

(d) Use of Funds for Acquisition, Refinance or Working Capital. Subject to availability as set forth above, Disbursements under Note B or Note D may be used for working capital purposes or may also be used to fund the acquisition or refinance of additional agricultural properties. Any additional agricultural property so acquired or refinanced may be added to the Collateral for the loan as a Future Property so long as all requirements for Future Property set forth in Section 3.1 with respect to Disbursements for the acquisition or refinance of Future Property under Note E are satisfied, as determined by Lender in its discretion.

3.3 Authorized Persons. The request by an Authorized Person (as defined herein) for a Disbursement shall constitute a representation and warranty by Borrower to Lender as of that date that all of the conditions herein have been satisfied, and that Borrower is in full compliance with all of the covenants, representations and warranties contained in this Agreement and the Loan Documents. Disbursements must be requested in writing, by telephone, facsimile transmission or otherwise on behalf of an Authorized Person of Borrower. Borrower recognizes and agrees that Lender cannot effectively determine whether a specific request purportedly made by or on behalf of Borrower is actually authorized or authentic. As it is in Borrower’s best interest that Lender disburse funds in response to these forms of request, Borrower assumes all risks regarding the validity, authenticity and due authorization of any request purporting to be made by or on behalf of Borrower. Borrower promises to repay any sums, with interest, that are disbursed by Lender pursuant to any request which Lender in good faith believes to be authorized. For purposes of this Agreement, an “Authorized Person” means any individual who is designated by Borrower as having authority to request disbursements under Note B, Note D, Note E and this Agreement, whether such designation is made in a limited liability company resolution provided to Lender or in any other written notice to Lender, and any individual who is so designated shall remain an Authorized Person until Lender receives written notice to the contrary. As of the date hereof, the following persons are Authorized Persons, acting together, are authorized to request Disbursements under the Notes and this Agreement on behalf of Borrower:

Terry Brubaker

David Gladstone

Jay Beckhorn

Lewis Parrish

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

SECTION 4.	REPRESENTATIONS AND WARRANTIES.

Borrower represents and warrants that:

4.1 Financial Statements. Lender has been furnished with copies of consolidated balance sheets of Obligors as of September 30, 2019, and for each of the years December 31, 2013 through December 31, 2018, and related statements of cash flows and consolidated statements of operations, statements of stockholder’s equity, and statements of cash flows of the Obligors for the fiscal years ended on said dates. Such financial statements, including the related schedules and notes, are complete and correct in all material respects and fairly present (a) the financial condition of the Obligors as at the respective dates of said balance sheets and (b) the results of the operations and changes in financial position of the Obligors for the fiscal years ended on said dates, all in conformity with generally accepted accounting principles applied on a consistent basis (except as otherwise stated therein or in the notes thereto) throughout the periods involved.

4.2 No Material Adverse Effect. There has been no Material Adverse Effect as to any of the Obligors subsequent to December 31, 2019.

4.3 Liens. Exhibit D attached hereto correctly sets forth all Liens securing Indebtedness for money borrowed by any Obligors existing on the date hereof, other than liens granted to Lender.

4.4 Licenses. Each Obligor possesses and shall continue to possess all trademarks, trade names, copyrights, patents, governmental licenses, franchises, certificates, consents, permits and approvals necessary to enable them to carry on their business in all material respects as now conducted, to own and operate the properties material to their business as now owned and operated, and needed in connection with the construction, use, operation and occupancy of the Improvements as the same have been constructed and are presently being used and occupied (including the use of personal property thereon), without known conflict with the rights of others. All such trademarks, trade names, copyrights, patents, licenses, franchises, certificates, consents, permits and approvals which are material to the operations of each Obligor, taken as a whole, are valid and subsisting.

4.5 Litigation. There are no actions, suits or proceedings (whether or not purportedly on behalf of any Obligor or any of its members) pending or, to the knowledge of any Obligor, threatened in writing against any Obligor or any of its members or any Obligor’s property, assets, or business, including, without limitation, the Real Property, the Improvements, the personal property thereon, or any interest in Obligor or any guarantor of the Loan at law or in equity or before or by any federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or before any arbitrator of any kind, which involve any of the transactions herein contemplated or the

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possibility of any Material Adverse Effect; and neither Obligors nor any of their members, to the best of Obligor’s knowledge, is in default or violation of any law or any rule, regulation, judgment, order, writ, injunction, decree or award of any court, arbitrator or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which default or violation might have a Material Adverse Effect unless sufficient funds have been reserved to pay, in the event of an adverse judgment, all damages claimed thereunder as reflected in Guarantor’s financial statements.

4.6 Land Use Litigation. There are no pending or, to the knowledge of any Obligor, threatened proceedings or actions to revoke, attack, challenge the validity of, rescind or modify the zoning of the Land, the subdivision of the Land or any building, construction or other permits heretofore issued with respect thereto, or asserting such zoning, subdivision or permits do not permit the use and operation of the Real Property. During the term of the Loan, Obligors shall promptly furnish Lender written notice of any litigation affecting or relating to any Obligor or the Real Property.

4.7 Condemnation. Obligors have not received notice from any governmental or quasi-governmental body or agency or from any person or entity with respect to (and Obligors do not know of) any actual or threatened taking of the Land or any portion thereof, for any public or quasi-public purpose by the exercise of the right of condemnation or eminent domain.

4.8 Availability of Utilities. All utility services necessary and sufficient for the Land and the Real Property, and the operation thereof for their intended purposes are available at the boundaries of (or otherwise supplied to through appurtenant, recorded insured easements) the Land, including, without limitation, water, storm and sanitary sewer facilities, electric and telephone facilities, as and where applicable.

4.9 Access. All portions of the Real Property have dedicated legal access to public roads, either directly or across other portions of the Real Property or via recorded appurtenant, insured easements. The existing access between the Improvements (and every part thereof) and public roads is sufficient to comply with all presently existing laws, ordinances, regulations, agreements and restrictions affecting the Real Property or Improvements and for the present use of the Real Property and Improvements.

4.10 Leases; Contracts. There are no outstanding leases, franchise contracts, management contracts, service contracts, construction contracts, marketing contracts or other contracts, licenses or permits, whether oral or written, that cannot be terminated by Obligor upon thirty (30) days’ notice or less or that are material to or included in the Appraised Value (other than other Permitted Encumbrances), affecting the Land or the Real Property or the use thereof, arising by, through or under an Obligor except as disclosed on Exhibit D attached hereto. Obligors will not enter into any lease or other agreement affecting any portion of the Real Property without first obtaining Lender’s written consent, other than year-to-year leases for

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farming purposes (which do not require Lender’s consent), and any such lease or other agreement shall be subordinate, and at Lender’s election, expressly subordinate to the lien of Lender’s Security Instruments except as otherwise permitted in such Security Instrument. If Lender fails to approve or disapprove a proposed lease in writing (including its reasons for disapproval, if applicable) within fifteen (15) Business Days after receipt of a written request for lease approval from Borrower (such request to include all information requested by Lender in connection with such lease), Lender shall be deemed to have approved such lease.

4.11 No Burdensome Provisions. None of the Obligors are a party to any agreement or instrument or subject to any charter or other corporate or legislative restriction or any judgment, order, writ, injunction, decree, award, rule or regulation which materially and adversely affects or in the future may materially and adversely affect the business, operations, properties, assets, prospects or condition, financial or other, of any Obligor, taken as a whole.

4.12 Compliance with Other Instruments. None of the Obligors are in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any bond, debenture, note or other evidence of Indebtedness of any Obligor or contained in any instrument under or pursuant to which any thereof has been issued or made and delivered except as disclosed to Lender in writing or as reflected in Guarantor’s financial statements. Neither the execution and delivery of this Agreement and the Loan Documents by Obligors, the consummation by Obligors of the transactions herein and therein contemplated, nor compliance by Obligors with the terms, conditions and provisions hereof and thereof and of the Notes will violate any provision of law or rule or regulation thereunder or any order, injunction or decree of any court or other governmental body to which any Obligor is a party or by which any term thereof is bound or conflict with or result in a breach of any of the terms, conditions or provisions of the articles of incorporation, corporate charter or bylaws of Obligors or of any agreement or instrument to which any Obligor is a party or by which any Obligor is bound, or constitute a default thereunder, or result in the creation or imposition of any Lien of any nature whatsoever upon any of the properties or assets of any Obligor (other than the Liens created by the Collateral Documents). No consent of the members of any Obligor is required for the execution, delivery and performance of this Agreement, the Loan Documents or the Notes by Obligors other than those delivered to Lender prior to the Closing, if any.

4.13 Disclosure. Neither this Agreement, the Loan Documents nor any of the Exhibits hereto, nor any certificate or other data furnished to Lender in writing by or on behalf of Obligors in connection with the transactions contemplated by this Agreement contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained herein or therein not misleading. To the best knowledge of each Obligor, there is no fact which materially and adversely affects or in the future may materially and adversely affect the business, operations, properties, assets, prospects or condition, financial or other, of any Obligor, taken as a whole, which has not been disclosed to Lender in writing.

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4.14 ERISA. Each of the Obligors represents, warrants and covenants that it is acting on its own behalf and that as of the date hereof, it is not an employee benefit plan as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), which is subject to Title I of ERISA, nor a plan as defined in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, each of the foregoing hereinafter referred to collectively as a “Plan”, and the assets of the Obligors do not constitute “plan assets” of one or more such Plans within the meaning of Department of Labor Regulation Section 2510.3-101. Each of the Obligors also represents, warrants and covenants that it will not be reconstituted as a Plan or as an entity whose assets constitute “plan assets.”

4.15 Tax Liability. Obligors have filed all tax returns (or extensions) which are required to be filed and have paid all taxes which have become due pursuant to such returns and all other taxes, assessments, fees and other governmental charges upon Obligors and upon their properties, assets, income and franchises which have become due and payable by Obligors except those wherein the amount, applicability or validity are being contested by Obligors by appropriate proceedings in good faith and in respect of which adequate reserves have been established.

4.16 Governmental Action. No action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with, the execution, delivery and performance by Obligors of this Agreement, the Loan Documents or the Notes (other than recordation of the Security Instruments in the Office of the Recorder or other applicable land records office for the County in which such property is located, and the filing of financing statements with respect to the Collateral in the Office of the Secretary of State in which the Obligors and affiliated party are domiciled, all of which will have been duly recorded or filed on or prior to the Closing Date).

4.17 Hazardous Waste. Neither the Real Property nor any portion thereof nor any other property owned or controlled at any time by any Obligor has been or will be used by Obligors or, to the best of Obligors’ knowledge, any tenant of the Real Property or any portion thereof for the production, release, storage, handling or disposal of hazardous or toxic wastes or materials other than those pesticides, herbicides, fertilizers, fuels and other agricultural and commercial chemicals customarily used in agricultural and commercial operations of the type currently conducted by Obligors or their farm tenants on the Real Property all of which have been and will be used in accordance with all applicable laws and regulations.

4.18 Separate Property. The Real Property is taxed and billed separately from real property not subject to the Security Instruments.

4.19 No Affiliation. No director, officer, partner, manager, stockholder or member of any Obligor is an officer or director of Lender or is a relative of an officer or director of Lender within the following categories: a son, daughter or descendant of either; a stepson, stepdaughter, stepfather, stepmother; father, mother or ancestor of either, or a spouse. It is expressly understood that for the purpose of determining any of the foregoing relationships, a legally adopted child of a person is considered a child of such person by blood.

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4.20 No Foreign Person. Neither any Obligor nor any member or partner of Obligor is, and no legal or beneficial interest in a shareholder of any Obligor is or will be held, directly or indirectly, by, a “foreign person” under the International Foreign Investment Survey Act of 1976, the Agricultural Foreign Investment Disclosure Act of 1978, the Foreign Investments in Real Property Tax Act of 1980, the amendments of such Acts or regulations promulgated pursuant to such Acts. Obligors, and all persons holding directly or indirectly any beneficial interest in Obligors, have complied with all filing and reporting requirements of such Acts. Neither any Obligor, nor any actual or beneficial owner of any Obligor, nor any intended recipient of the loan appears on the Specially Designated Nationals and Blocked Persons List (the “SDN List”) as published by the Department of the Treasury of the United States, Office of Foreign Assets Control.

4.21 Office of Foreign Asset Control. Each Obligor represents and warrants that neither such Obligor nor any of its respective Affiliates is a Prohibited Person and Obligors and all of their respective Affiliates are in full compliance with all applicable orders, rules, regulations and recommendations of The Office of Foreign Assets Control of the U.S. Department of the Treasury. At all times throughout the term of the Loan, Borrower, Guarantor and all of their respective Subsidiaries shall: (i) not be a Prohibited Person (defined below); and (ii) be in full compliance with all applicable orders, rules, regulations and recommendations of The Office of Foreign Assets Control (“OFAC”) of the U.S. Department of the Treasury.

The term “Prohibited Person” shall mean any person or entity:

(a) listed in the Annex to, or otherwise subject to the provisions of, the Executive Order No. 13224 on Terrorist Financing, effective September 24, 2001, and relating to Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (the “Executive Order”);

(b) that is owned or controlled by, or acting for or on behalf of, any person or entity that is listed to the Annex to, or is otherwise subject to the provisions of, the Executive order.

(c) with whom Lender is prohibited from dealing or otherwise engaging in any transaction by any terrorism or money laundering law, including the Executive Order;

(d) who commits, threatens or conspires to commit or supports “terrorism” as defined in the Executive Order;

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(e) that is named as a “specially designated national and blocked person” on the most current list published by the U.S. Treasury Department Office of Foreign Assets Control at its official website, www.ustreas.gov/offices/enforcement/ofac, or at any replacement website or other replacement official publication of such list; or

(f) who is an Affiliate of or affiliated with a person or entity listed above.

4.22 Intentionally deleted.

4.23 Affiliate Debt. As of the Closing Date, the only Indebtedness outstanding among Borrower, Guarantor, Property Owners or their respective Subsidiaries is as set forth in Exhibit F attached hereto.

4.24 Limitation on Representations and Warranties. Notwithstanding anything herein to the contrary, none of the representations or warranties in Section 4.21 shall apply to any shareholder of Guarantor holding less than 25% of the total outstanding stock of Guarantor or limited partner of Borrower holding less than 25% of the total outstanding partnership interests in Borrower, and no other representation or warranty in this Section 4 shall apply to any shareholder of Guarantor or limited partner of Borrower.

4.25 Organization. Guarantor, as Manager of Gladstone Land Partners, LLC, a Delaware limited liability company (“General Partner”), the General Partner of Borrower, and Borrower hereby unconditionally warrant and represent to Lender the following as of the date hereof:

(a) Borrower is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware. All certificates, licenses, permits and other approvals required to be obtained by Borrower in connection with its existence as a limited partnership or in order to engage in the business in which it is presently engaged or in which it contemplates engaging have been duly obtained and, if required, filed, and are in full force and effect and true and complete copies of each have been delivered to Lender. No proceeding or action is pending, planned or threatened for the dissolution, termination or annulment of Borrower. The execution and delivery of each document to be executed by General Partner in connection with the Loan has been duly authorized by all necessary action of the partners of Borrower. The sole general partner of Borrower is General Partner.

(b) General Partner is a limited liability company, duly organized, validly existing and in good standing under the laws of the State of Delaware. No proceeding or action is pending, planned or threatened for the dissolution, termination or annulment of General Partner. The execution and delivery of each document to be executed by General Partner as the general partner of Borrower in connection with the Loan has been duly authorized by all necessary action of the members of General Partner. The sole manager of General Partner is Guarantor.

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(c) Guarantor is a corporation, duly organized, validly existing and in good standing under the laws of the State of Maryland. No proceeding or action is pending, planned or threatened for the dissolution, termination or annulment of Guarantor. The execution and delivery of each document to be executed by Guarantor as the manager of General Partner in connection with the Loan has been duly authorized by all necessary action of the directors of Guarantor.

(d) A true and complete copy of Borrower’s Agreement of Limited Partnership dated December 31, 2003 (the “LP Agreement”) and any and all amendments thereto (such LP Agreement and amendments thereto are herein together called the “Partnership Documents”) have been furnished to Lender. The Partnership Documents are duly and validly executed and delivered and are in full force and effect and binding upon and enforceable against Borrower in accordance with their respective terms.

(e) A true and complete copy of General Partner’s Operating Agreement dated December 31, 2003 (the “LLC Agreement”) and any and all amendments thereto (such LLC Agreement and amendments thereto are herein together called the “LLC Documents”) have been furnished to Lender. The LLC Documents are duly and validly executed and delivered and are in full force and effect and binding upon and enforceable against General Partner in accordance with their respective terms.

(f) A true and complete copy of Guarantor’s Articles of Incorporation and Bylaws (the “Articles and Bylaws”) and any and all amendments thereto (such Articles and Bylaws and amendments thereto are herein together called the “Corporate Documents”) have been furnished to Lender. The Corporate Documents are duly and validly executed and delivered and are in full force and effect and binding upon and enforceable against Guarantor in accordance with their respective terms.

(g) All information, reports, papers and data given to Lender by or on behalf of Borrower, General Partner or Guarantor with respect to the Loan are accurate, complete and correct in all material respects and do not omit any fact necessary to prevent the facts contained therein from being materially misleading. Guarantor acknowledges that Lender is relying upon the truth and accuracy of the statements set forth herein in electing to make the Loan to Borrower.

4.26 Business of Borrower; Fee Title to Real Property. The sole business of the Borrower and its affiliates on the Real Property is the direct or indirect ownership and management of the Real Property and the Improvements together with certain other properties of like kind and nature. As of the date hereof, Borrower or a wholly owned subsidiary of Borrower

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is well seized of an indefeasible estate in fee simple in the Real Property and the Improvements as to their related parcels, subject only to those matters set forth in the mortgagee policy or policies of title insurance to be approved by Lender and issued by Chicago Title Insurance Company or those matters disclosed or permitted under the Loan Documents.

4.27 Insolvency. No Obligor is insolvent or bankrupt, or will become insolvent or bankrupt as a result of the making of the Loan or any of the various transactions entered into in connection herewith, and there has been (i) no assignment made for the benefit of the creditors of any of them, (ii) no appointment of a receiver of any of them or for the properties of any of them, or (iii) any bankruptcy, reorganization, or liquidation proceeding instituted by or against any of them.

4.28 Condition of Real Property. There has been no damage or destruction to any part of the Real Property, Improvements or personal property thereon by fire or other casualty that has not heretofore been repaired. There are presently no existing defects on the Improvements or such personal property and no repairs or alterations thereof or modifications thereto are reasonably necessary or appropriate except for normal and routine maintenance. The Improvements and all of such personal property are in good condition and working order (subject to reasonable wear and tear and normal and routine maintenance requirements) and the Real Property and Improvements and the present use thereof comply, in all material respects, with all (a) applicable legal and, where any Obligor or an Affiliate is a party to a contract, contractual requirements (including, without limitation, any leases) with regard to the use, occupancy and construction thereof, including, without limitation, any zoning, subdivision, environmental, air quality, flood hazard, fire safety, planning, handicapped facilities, building and other governmental laws, ordinances, codes, regulations, orders and requirements of any governmental agency, (b) building, occupancy and other permits, licenses and other approvals, and (c) declarations, conditions, easements, rights-of-way, covenants and restrictions of record. To Borrower’s actual knowledge, there are no violations or alleged or asserted violations of law, municipal ordinances, public or private contracts, declarations, covenants, conditions, or restrictions of record, or other requirements with respect to the Real Property or Improvements, or any part thereof. The zoning of the Real Property and the right and ability to use or operate the Improvements are not in any way dependent upon or related to any real estate other than the Real Property except as may be reflected in items set for in Schedule B Part II of the title insurance policies issued or to be issues to Lender in connection with the Security Instruments.

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4.29 Intentionally Deleted.

4.30 Utilities. All utility and water delivery services necessary for the operation of the Real Property for its intended purposes are available at the boundaries of the Real Property.

4.31 Real Estate Taxes. There are no delinquent real estate or other taxes or assessments on or against the Real Property, Improvements or Personal Property, or any part thereof. Copies of the current general real estate tax bills with respect to the Real Property and Improvements have been delivered to Lender. Said bills cover the whole of the Real Property and Improvements and do not cover or apply to any other property. The various parcels comprising the Real Property are separately assessed for real estate tax purposes. There are no special assessments against the Real Property or Improvements other than as reflected in the Lender’s mortgage title policy or policies insuring the Security Instruments, and to Borrower’s knowledge there is no pending or contemplated action pursuant to which any special assessment may be levied against the Real Property or Improvements.

4.32 Business Purpose. The Loan is made solely for business purposes and not for personal, family, or household purposes, and the proceeds shall be used solely for the purpose of carrying on the Borrower’s business.

4.33 Authorization. The Loan Documents have been duly and validly authorized, executed, and delivered by each Obligor or such other person or entity, as the case may be, and are in full force and effect and binding upon and enforceable against such Obligor or such other person or entity in accordance with their respective terms. No default exists under the Loan Documents and no act has occurred and no condition exists which, with the giving of notice or passage of time, or both, could constitute a default under the Loan Documents.

4.34 Survival. All representations and warranties contained herein shall survive the disbursement and closing of the Loan without limit.

SECTION 5.	CONDITIONS PRECEDENT.

5.1 Conditions Precedent to Closing. Lender’s obligations hereunder shall be subject to the conditions precedent that Lender has received on or before the Closing Date in form and substance satisfactory to Lender’s counsel, such assurances and evidence as Lender may require of the performance by Obligors of all its agreements to be performed hereunder, to the accuracy of its representations and warranties herein contained, and to the satisfaction, prior to the Closing Date or concurrently therewith, of the following further conditions:

(a) Legality. Lender shall be satisfied that the Notes being issued to it on the Closing Date shall qualify on the Closing Date as a legal investment for life insurance companies under the New York Insurance Law (without resort to any provision of such law, such as Section 1405(a)(8) thereof, permitting limited investments by Lender without restriction as to the character of the particular investment) and such purchase shall not subject Lender to any penalty or other onerous condition under or pursuant to any applicable law or governmental regulation; and Lender shall have received such certificates or other evidence as Lender may reasonably request to establish compliance with this condition.

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(b) Proceedings. All proceedings to be taken in connection with the transactions contemplated by this Agreement and the Loan Documents, and all documents incidental thereto, shall be satisfactory in form and substance to Lender; and Lender shall have received copies of all documents which Lender may reasonably request in connection with said transactions and copies of the records of all corporate proceedings in connection therewith in form and substance satisfactory to Lender. Lender shall have received evidence of due formation, existence and authorization of this transaction by Borrower, Guarantor and Property Owners together with evidence of the authority of each signatory hereto.

(c) Representations True; No Default. The representations and warranties of Obligors in this Agreement and in the Loan Documents shall be true on and as of the Closing Date with the same effect as though such representations and warranties had been made on and as of the Closing Date; on the Closing Date no event which is, or with notice or lapse of time or both would be, an Event of Default shall have occurred and be continuing.

(d) Loan Documents. Lender shall have received on the Closing Date fully executed original counterparts of each of the Loan Documents including all necessary consents.

(e) Environmental Audit Results. The results of any environmental audit of the Real Property required by Lender, and any remedial action required to be taken by Borrower as a result of such audit, are complete and satisfactory to Lender.

(f) UCC Search. Current Uniform Commercial Code searches made in the Office of the Delaware Secretary of State on Borrower and the Property Owners, showing no filings relating to the Real Property, Borrower or Property Owners other than those made hereunder and Permitted Encumbrances, and showing no other filing which is objectionable to Lender.

(g) Title Requirements. Lender shall be furnished on the Closing Date with an ALTA loan policy (2006 Lender’s Policy Form) of title insurance with respect to the Security Instruments, issued to Lender by a title insurance company acceptable to Lender in the amount of the Loan insuring such Security Instrument, as of the date of the disbursement of the Loan, to be a first and prior lien upon the Land, containing such endorsements and such co-insurance or re-insurance as Lender may request, and showing title to be subject to no matters other than Permitted Encumbrances and those which may otherwise be approved, in writing, by Lender.

(h) Opinion of Borrower Counsel. Lender shall have received on the Closing Date from third-party legal counsel for Borrower and Guarantor, a favorable opinion as to such matters incident to the transactions contemplated by this Agreement in form and substance acceptable to Lender.

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(i) Other Closing Matters. Lender shall have received such other documentation, assurances, certifications, estoppels and other materials confirming the satisfaction of all closing requirements set forth in the applications for the Loan submitted by Borrower and the terms of Lender’s approval of such applications, as well as the satisfaction of all closing conditions set forth in Lender’s instructions to the escrow agent handling the closing of the Loan.

SECTION 6.	FINANCIAL STATEMENTS; COMPLIANCE CERTIFICATES; ADDITIONAL INFORMATION; AND INSPECTION.

6.1 Financial Statements and Reports. From and after the date hereof and so long as Lender (or a nominee designated by Lender) shall hold the Notes, Borrower shall deliver to Lender:

(a) as soon as practicable after the end of each fiscal year, and in any event within 120 days after the end of each fiscal year, the annual certified financial statements and related consolidated statements of earnings, equity and cash flows of Borrower and Subsidiaries conducting business in the agricultural industry, and Guarantor as of the end of and for such year, setting forth in each case in comparative form the corresponding figures of the previous fiscal year, all in reasonable detail, prepared in conformity with generally accepted accounting principles applied on a basis consistent with that of previous years (except as otherwise stated therein or in the notes thereto) certified by Borrower, stating that such financial statements present fairly the consolidated financial condition and results of operations and cash flows of Borrower and related entities and Guarantor in accordance with generally accepted accounting principles consistently applied (except for changes with which such accountants concur); with all such financial statements and related reports audited by an independent third party certified public accountant;

(b) immediately upon a responsible manager, partner or officer of any Borrower becoming aware of the existence of a condition, event or act which constitutes an Event of Default or an event of default under any other evidence of Indebtedness of any Borrower including, without limitation, an event which, with notice or lapse of time or both, would constitute such an Event of Default or event of default, a written notice specifying the nature and period of existence thereof and what action such Borrower, as the case may be, is taking or proposes to take with respect thereto; and

(c) such other information as to the business and properties of Borrower, including consolidating financial statements of Borrower, Property Owners and Guarantor, and financial statements and other reports filed with any governmental department, bureau, commission or agency, as Lender may from time to time reasonably request.

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6.2 Inspection. From and after the date hereof and so long as Lender (or a nominee designated by Lender) shall hold the Notes, upon reasonable prior notice to Borrower, Lender shall have the right (i) to visit and inspect, at Lender’s expense, any of the properties, all at such reasonable times and as often as Lender may reasonably request, of Property Owners or Borrower (including any property not owned by Borrower but upon which any security for the Loan may be located), to examine its books of account and to discuss the affairs, finances and accounts of Obligors with its and their members, officers and managers and independent public accountants, and (ii) to contact such third parties doing business with Borrower, and to engage in other auditing procedures as Lender deem reasonable to ensure the validity of Lender’s security interests or the accuracy of Obligors’ representations, warranties and certifications. In connection with such inspections, Lender and Lender’s engineers, contractors and other representatives shall have the right to perform such environmental audits and other environmental examinations of the Real Property as Lender deems necessary or advisable from time to time after reasonable prior notice to Borrower.

6.3 Water Adequacy. Within thirty (30) days of Lender’s request (but not more than once a year unless an Event of Default exists), Borrower shall deliver to Lender such information as may be requested by Lender to demonstrate the sources and amount of water supply available to each parcel of the Land during the coming crop year, including the number of irrigated acres, the confirmed supply available and the per acre foot cost of such supply.

SECTION 7.	AFFIRMATIVE COVENANTS.

Borrower covenants and agrees that so long as any of the Notes shall be outstanding:

7.1 To Pay Indebtedness. Borrower will punctually pay or cause to be paid the principal and interest (and prepayment premium, if any) to become due in respect of the Notes according to the terms thereof and hereof (inclusive of any other permitted payments of which Borrower has notified Lender).

7.2 Maintenance of Borrower Office. Borrower will maintain an office at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102 (or such other place in the United States of America as Borrower may designate in writing to the holder of the Notes).

7.3 To Keep Books. Obligors will keep proper books of record and account in accordance with generally accepted accounting principles.

7.4 Payment of Taxes; Corporate Existence; Maintenance of Properties. Obligors shall:

(a) pay and discharge promptly all taxes, assessments and governmental charges or levies imposed upon it, its income or profits or its property before the same shall become in default, as well as all lawful claims and liabilities of any kind (including claims and liabilities for labor, materials and supplies) which, if unpaid, might by law become a Lien upon its property, subject to the right to contest certain claims as provided in the Security Instruments;

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(b) do all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises (or cure any noncompliance within a reasonable period after learning of the same, not to exceed 30 days); and

(c) maintain and keep all its properties used or useful in the conduct of its business in good condition, repair and working order, reasonable and ordinary wear and tear excepted, and supplied with all necessary equipment and make all necessary repairs, renewals, replacements, betterments and improvements thereof, all as may be necessary so that the business carried on in connection therewith may be conducted at all times in a reasonable and lawful manner.

7.5 To Insure. Obligors shall (in addition to the insurance required to be maintained pursuant to the Security Instruments):

(a) keep all of its insurable properties owned by it insured against all risks usually insured against by persons operating like properties in the same geographical areas where the properties are located, all in amounts sufficient to prevent Obligor from becoming a coinsurer within the terms of the policies in question, but in any event as to any improvements located thereon in amounts not less than eighty percent (80%) of the then full replacement value thereof;

(b) maintain public liability insurance against claims for personal injury, death or property damage suffered by others upon or in or about any premises occupied by it or occurring as a result of its maintenance or operation of any airplanes, automobiles, trucks or other vehicles or other facilities (including, but not limited to, any machinery used therein or thereon) or as the result of the use of products sold by it or services rendered by it;

(c) maintain such other types of insurance with respect to its business as is usually carried by persons of comparable size engaged in the same or similar business and similarly situated; and

(d) maintain all such worker’s compensation or similar insurance as may be required under the laws of any State or jurisdiction in which it may be engaged in business.

All insurance for which provision has been made in Section 7.5 shall be maintained in at least such amounts as such insurance is usually carried by persons of comparable size engaged in the same or a similar business and similarly situated; and all insurance herein provided for shall be effected under a valid and enforceable policy or policies issued by insurers of recognized responsibility, except that Obligor may effect worker’s compensation or other similar insurance in respect of operations in any State or other jurisdiction either through an insurance fund operated by such State or other jurisdiction or by causing to be maintained a system or systems of self-insurance which are in accord with applicable laws.

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7.6 Continued Operations. Property Owners or their tenants, as applicable, shall continue, in at least substantially the same manner and degree as present (subject to customary crop rotations and changes in customary practice in the geographic area of the applicable Property), and subject to the addition of Future Properties, their agricultural operations on the Property. Obligors acknowledge that such continued operations constitute a significant inducement to Lender to make the Loan.

7.7 Notice of Change of Status. Borrower agrees that it shall promptly notify Lender of the following:

(a) if any assets of any Obligor are surrendered in satisfaction of a debt or obligation pursuant to the enforcement thereof;

(b) if any Obligor is dissolved or any trust comprising Obligor is revoked or amended;

(c) if the lease for any land currently leased by any Obligor expires or is terminated; or

(d) upon the commencement of any litigation, including any arbitration or mediation, and of any proceedings before any governmental agency which could materially and adversely affect the Real Property, Borrower, Guarantor or Lender.

SECTION 8.	SUBSTANTIAL BENEFITS; CONSEQUENCES OF LOAN STRUCTURE.

8.1 Borrower and Guarantor understand and agree that:

(a) unless and to the extent otherwise released by Lender in writing, the Collateral pledged by the Property Owners will secure the entire amount of the Loan under the Notes and the other Loan Documents;

(b) an Event of Default by any or all of the Property Owners under the Security Instruments or any of the Collateral Documents or other loan documents evidencing or securing any portion of the Loan will also constitute an Event of Default under the entire Loan and all other Notes and other Loan Documents executed or delivered to evidence or secure the Loan or any portion thereof;

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(c) except as otherwise stated in Section 10, Obligors will not be entitled to the release of Lender’s security interest in any portion of the Collateral until the entire Loan has been paid in full;

(d) a result of the structure of the Loan is that all of the Collateral, regardless of the form by which it is encumbered or the ownership, shall now be security for the repayment of all of the Notes, and shall be available to satisfy the obligations incurred in connection with the entire Loan and each Note; and

(e) a default by any Obligor under any Note or the Loan Documents could result in the judicial or nonjudicial sale of some or all the Collateral for the Loan, and the application of the proceeds from such sale to complete or only partial satisfaction of the joint and several obligations of the Obligors under any of the Notes or Loan Documents.

8.2 Due to the business relationships among the Obligors there is a community of interests among the Obligors such that the benefits of the Loan and each of the Notes evidencing the Loan flowing to one Obligor also benefits the other Obligors. The benefit of the Loan to each of the Obligors constitutes the reasonably equivalent value of the aggregate transfers made and the aggregate obligations incurred by each of the Obligors in connection with the Loan.

8.3 The proceeds of the Loan will be used:

(a) to finance the Collateral; and

(b) to provide working capital and financing or refinancing funds relating to the purchase or refinance of additional Real Property by Borrower or its Subsidiaries.

8.4 After diligent inquiry, Borrower has determined:

(a) the interest rate and repayment terms of the Loan are more favorable than those any could have obtained without the pledge of Obligors’ ownership interests in the Real Property as collateral for the Loan and the joint and several liability of the Obligors;

(b) the relationship of the business operations conducted on the combined property encumbered by the Security Instruments is such that the property in the aggregate is more valuable than the sum of each portion thereof owned by Obligor, and separate financing of the parcels of Real Property owned by any Obligor would be uneconomical and inefficient; and

(c) the Loan and collateral structure are beneficial to Guarantor’s and other Obligors’ collective interests.

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8.5 None of Borrower, the Property Owners, or Guarantor is insolvent as of the date of this Agreement. Neither Borrower, the Property Owners nor Guarantor will become insolvent as a result of the obligations incurred and transfers made in connection with the Loan. Neither Borrower, the Property Owners nor Guarantor is, or is about to be, engaged in a business or transaction for which such Borrower, Property Owner or Guarantor will have an unreasonably small amount of capital after the closing of the Loan. Neither Borrower, any Property Owner nor Guarantor has incurred, or contemplates incurring, debts beyond such Borrower’s, Property Owner’s or Guarantor’s ability to pay as such debts become due. This Section 8.5 is subject to the Contribution and Indemnity Agreement among the Obligors dated as of even date herewith (the “Contribution and Indemnity Agreement”).

8.6 The transfers made and obligations incurred by Obligors in connection with the Loan are not made with the intent to hinder, delay or defraud any person to which any Obligor was, is, or hereinafter will become, indebted.

SECTION 9.	RESTRICTIVE COVENANTS.

Borrower and Guarantor covenant and agree that so long as any of the Notes shall be outstanding:

9.1 Maximum Leverage. As of the end of each calendar quarter, the Consolidated Total Debt divided by Consolidated Asset Value must be equal to or less than sixty-five percent (65%).

9.2 Consolidated Net Worth. Borrower and Guarantor shall maintain a Consolidated Net Worth at all times in excess of $50,000,000, measured at the end of each calendar quarter.

9.3 Intentionally deleted.

9.4 Debt Yield Ratio. Consolidated Rental Revenue divided by Consolidated Total Debt must be equal to or greater than five percent (5.0%), measured as of the end of each calendar quarter.

9.5 Restricted Payments.

(a) Obligors will not, directly or indirectly, make any Restricted Payments or incur any liability to make any Restricted Payments, or make advances or loans to any member, unless immediately after giving effect to such action, there shall not exist any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default; provided, that this shall not apply to or otherwise restrict Obligors’ ability to make any Restricted Payments that are legally required to maintain Guarantor’s status as a REIT. All dividends, distributions, purchases, redemptions, retirements, acquisitions and payments made pursuant to

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this Section 9.5 in property other than cash shall be included for purposes of calculations pursuant to this Section 9.5 at the fair market value thereof (as determined in good faith by the general partner or manager of the applicable Obligor) at the time of declaration of such dividend or at the time of making such distribution, purchase, redemption, retirement, acquisition or payment.

(b) Borrower’s and each Property Owner’s outstanding membership, partnership or other equity interests shall remain free and clear of any and all Liens at all times.

9.6 Merger or Consolidation. No Obligor will consolidate with or merge into any Person, or permit any Person to merge into it, nor will any Obligor transfer or otherwise dispose of all or substantially all of its properties and assets except as permitted hereby.

9.7 Transactions with Affiliates. Obligors will not engage in any transaction with an Affiliate on terms more favorable to the Affiliate than would have been obtainable in arm’s length dealing in the ordinary course of business with a Person not an Affiliate; provided that none of the following shall be deemed to be a transaction with an Affiliate: (i) any investment advisory agreement between Guarantor and Gladstone Management Corporation; (ii) any administration agreement between Guarantor and Gladstone Administration, LLC; (iii) any agreement for the provisions of mortgage services between Guarantor and Gladstone Securities, LLC; and (iv) any transaction or indebtedness originated or entered into by Gladstone Lending Company, LLC and any Affiliate in connection with the Bond Purchase Agreement (defined on Exhibit F) or similarly structured future financing arrangements with Farmer Mac Mortgage Securities Corporation and/or the Federal Agricultural Mortgage Corporation.

9.8 Subordinate Debt. Borrower hereby agrees that all Subordinate Debt or any inter-Obligor loans involving any one or more Obligor shall be subordinate in all respects to the Loan and no payment of any amounts owing in connection therewith at a time when an Event of Default exists may be made until the earlier of Lender’s waiver of such Event of Default or the repayment in full of all amounts owing to Lender in connection with the Loan. To the extent any amounts are received in any manner whatsoever in connection with such inter-Obligor loans by an obligee thereof during the period described in the immediately preceding sentence, such amounts shall be held in trust for and paid over to Lender until Lender are in receipt of all amounts owing to Lender in connection with the Loan. Upon the request of Lender, Obligors shall enter into a debt subordination agreement agreeable to Lender with respect to any Subordinated Debt.

9.9 Maintain Organizational Existence. Obligors shall at all times maintain their respective existence as a limited partnership, corporation or limited liability company, as applicable, in the state of its formation and any other jurisdiction where it transacts business (or cure any failure to maintain such existence within a reasonable time after learning of such failure, not to exceed 30 days). Without at least 30 days’ prior written notice to Lender, no Obligor will change its name or jurisdiction of organization.

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9.10 Transfers and Encumbrances. Obligors shall not assign, transfer, convey, encumber or hypothecate any of its direct or indirect interest in any of the Collateral or of any interest in any Obligor absent Lender’s prior written consent which may be withheld or conditioned in Lender’s sole and absolute discretion, except as expressly permitted in the Security Instruments or in Section 9.13 or Section 10 hereof. Notwithstanding the foregoing, the following transfers shall be permitted:

(a) Transfers of up to 50% of the outstanding limited partnership interests in Borrower shall be permitted so long as the balance of the partnership interests are owned, directly or indirectly by Guarantor which continues to control Borrower as the sole member of General Partner, and so long as (a) such transfers shall comply with the governing documents of Borrower, all applicable state and federal laws and not result in the breach of any of the representations or warranties contained in the Loan Documents; (b) General Partner remains the general partner of Borrower; (c) Lender shall be provided with thirty (30) days’ prior written notice of such transfer if affecting more than 25% of the total partnership interests in Borrower, together with copies of the related documents sufficient to demonstrate compliance with Sections 4.20 and 4.21 above; (d) following the completion of such transfer, and at all times during the term of the Loan, (i) each Property Owner shall remain wholly owned and controlled by Borrower, (ii) the Adviser, or a sub-adviser thereof, shall continue to manage, control and act as the investment adviser to Guarantor, and indirectly to General Partner, Borrower and the Property Owners, (iii) one or more Key Principals shall remain an executive officer or director of Guarantor, and (iv) there shall have been no material change in the investment strategy of Guarantor. Borrower shall provide Beneficiary with all documentation or other assurances reasonably requested by Beneficiary to demonstrate compliance with the foregoing;

(b) Transfers or issuances of publicly-traded stock in Guarantor, provided that if more than 25% of the outstanding stock is acquired by one or more Persons, acting as a group, following the date of this Agreement, written notice of such transfer(s) shall be provided to Lender accompanied by information sufficient for Lender to confirm the continued accuracy of the representations set forth in Sections 4.20 and 4.21 above, and further provided that Borrower shall provide to Lender at its request from time to time during the term of the Loan a complete list of all current shareholders in Guarantor; and

(c) Lender will consent to transfers of Collateral between one or more Property Owners to one or more other Property Owners so long as: (i) no Event of Default has occurred or then exists; (ii) Lender is provided with thirty (30) days’ prior written notice of such transfer accompanied by copies of the documentation used to effect such a transfer and information sufficient for Lender to confirm the current accuracy of the representations and warranties in the Loan Documents including those in Section 4 hereof; (iii) Lender shall be

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provided, at Borrower’s cost, with an endorsement to its title insurance policy insuring the continued first priority lien of its Security Instrument upon and following such transfer; (iv) Obligors shall execute and provide such additional documents as Lender may require to confirm the current status of the Loan and the authority of the parties to the transaction, their respective obligations arising under the Loan and Lender’s first priority liens under the Security Instruments; and (v) Borrower reimburses Lender for all costs and expenses incurred in connection with such consent including without limitation title and recording charges and reasonable expenses of outside legal counsel as well as Lender’s customary servicing fee.

9.11 Change in Control. The Adviser or a sub-adviser thereof shall continue to be the investment adviser to Guarantor and, indirectly, to General Partner, Borrower and the Property Owners at all times during the term of the Loan.

9.12 Unsecured Debt. Guarantor and Borrower shall not permit or cause any Property Owner to incur any additional Indebtedness or incur any liability to unsecured creditors (specifically excluding trade payables in the ordinary course of business); provided, however, that Lender shall not unreasonably withhold its consent in connection with purchase money financing for equipment or infrastructure (including without limitation pivots and other irrigation equipment for use on the Real Property), and shall reasonably cooperate with Property Owners with respect to requests for intercreditor agreements from the lenders of purchase money financing; further provided, however, that Borrower shall reimburse Lender for costs and expenses incurred in connection with the same, including reasonable attorneys’ fees.

9.13 Restructuring of Certain California Property Owners. Borrower may elect to restructure certain of the Property Owners that own Collateral situated in the State of California as more particularly described on Exhibit G attached hereto (the “California Entity Restructuring”). Borrower shall give Lender at least sixty (60) days prior written notice of its intention to implement the California Entity Restructuring, and Lender agrees to consent to the California Entity Restructuring subject to the following conditions, all of which must be satisfied as determined by Lender:

(a) Borrower’s notice of intent to implement shall be accompanied by copies of all proposed entity conversion or reorganization documents, entity documents for the restructured entities, documents of conveyance and an organizational chart reflecting the proposed changes;

(b) The restructured entities shall be owned by the same beneficial owners as in effect with respect to the Property Owners as of the date of this Agreement, subject to any permitted transfers set forth in Section 9.10;

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(c) No Event of Default shall exist, nor shall any circumstance exist which with the giving of notice or the passage of time or both would constitute an Event of Default;

(d) Lender shall be provided, at Borrower’s cost, with an endorsement or endorsements to its ALTA loan policy of title insurance insuring Lender as to the continued first lien priority of all affected Security Instruments upon the completion of the California Entity Restructuring and as to the vested title of the affected Real Property;

(e) Borrower, Guarantors, applicable Property Owners and any newly organized entities as part of the California Entity Restructuring shall execute for the benefit of Lender such amendment and assumption documents, collateral documents and certifications as Lender may require to confirm the continuing effect, enforceability and validity of its Loan Documents upon and following such California Entity Restructuring, which shall in no event release or prejudice any rights or remedies of Lender thereunder;

(f) Borrower shall pay all of Lender’s outside counsel fees and other costs, including title and escrow costs in processing and documenting the California Entity Restructuring and the adjustment of the Loan Documents (including any necessary amendments to the Loan Documents and title endorsement premiums), but Lender shall not charge a separate servicing fee in connection with the California Entity Restructuring; and

(g) Borrower shall provide to Lender an opinion of legal counsel in substantially the form accepted by Lender with respect to the existing Property Owners on the Closing Date.

SECTION 10.	PARTIAL RELEASE.

10.1 Partial Release. Borrower may request Lender to release one or more parcels of Land, from time to time, from the lien of the Security Instruments (the “Partial Release”) and Lender agrees to not unreasonably withhold its consent to the Partial Release, subject to the prior satisfaction of the following terms and conditions:

(a) Request. Borrowers shall submit a formal written request for the Partial Release (the “Request”) not less than thirty (30) days prior to the date upon which Borrower desires to close the transfer of the parcel subject to the Partial Release (the “Release Parcel”). No more than six (6) Requests shall be made per calendar year. The Request shall be sufficiently detailed and include all necessary documentation so as to allow Lender adequate time to process the Partial Release, including without limitation an updated title report covering the Real Property and, at Lender’s request, a boundary survey of the applicable portion of the Real Property prepared by a licensed surveyor, and if such information is not included in the request, the processing of the Request will be delayed accordingly.

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(b) No Default. No Event of Default shall exist under any of the Loan Documents, either at the time of the Request or at the closing of the Partial Release (unless the Partial Release will cure any then-existing Event of Default), and the Partial Release will not cause an Event of Default under any of the Loan Documents. No material adverse change has occurred with respect to the financial condition of any of Borrowers or Guarantors. In no event shall any Partial Release result in one or more of Borrowers transferring all of the Collateral it has pledged in support of the Loan without revising the debt allocation executed among the Obligors, and all Obligors must consent to the transfer.

(c) Title Endorsement. If less than an entire property pledged by a Property Owner is the subject of the Request, Borrower shall provide, at Borrower’s sole expense, a title insurance endorsement which insures the continued first priority lien of the Security Instrument(s) on the Real Property remaining after the Partial Release (the “Remaining Property”), and which insures that the Remaining Property is comprised of separate legal lot or lots, has legally enforceable access rights and is comprised of contiguous parcels.

(d) Costs and Expenses. Borrower shall pay all of Lender’s outside counsel fees and other costs, including title, escrow or appraisal costs, if any, in processing and documenting the Partial Release (including any necessary amendments to the Loan Documents and title endorsement premiums), and Lender’s customary service fee not to exceed Five Thousand and 00/100 Dollars ($5,000.00).

(e) Written Consent. At Lender’s request, the written consent to the Partial Release of all guarantors of the Loan and, if required by Lender, the holders of any permitted junior liens, encumbrances or lessees shall be obtained prior to the Partial Release.

(f) Legal Compliance. Borrower shall create any easements, covenants or restrictions required by Lender in order to ensure the continued compliance of the Remaining Property with legal or lease requirements.

(g) Independence of Remaining Property. At Lender’s request, Borrower, at its sole cost and expense, shall provide updated boundary surveys showing any new easements created for the benefit of the Remaining Property (with the parcel to be released and the Remaining Property consisting of separate and independent tax parcels approved by the responsible taxing authority), and such other information or reports as Lender may require to document that there has been no other impairment to the use and operation of the Remaining Property,

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(h) Functionality. The Remaining Property must have legal, insurable access for ingress, egress, water conveyance and functionality and meet all applicable legal requirements following the Partial Release. The release of the Release Parcel shall not otherwise impair the use, functionality or value of the Remaining Property (i.e. it shall not include improvements, wells, pumps, motors, irrigation equipment, water rights or other items necessary for the continued operation of the Remaining Property nor render the farming or other use of the Remaining Property inefficient or more costly). The Partial Release shall not otherwise adversely impact the farming or orchard operations or water supply, as determined by Lender in its sole discretion, or cause the overall loan to value ratio to fall below 60% (absent a principal paydown pursuant to Section 10.1(j) below), as determined by Lender using the Appraised Value.

(i) Proceeds of Release. Lender may require, as a condition to any Partial Release, a payment reflecting the reduction in collateral value of the remaining Collateral for application to the Loan or the pledge of additional Collateral, as determined in Lender’s sole discretion in order to maintain the requisite loan-to-value ratio of the Loan to the remaining Collateral. At Lender’s request updated appraisals of the remaining Collateral shall be obtained at Borrowers’ cost to support the related analysis. Any applicable prepayment premium under the terms of the Notes shall also be paid to Lender. Borrower shall also have the right to require updated appraisals of the remaining Collateral to support the necessary valuation, at Borrower’s cost.

(j) Application of Prepayment Proceeds. The Partial Release payment referred to in Section 10.1(i) above shall be applied first to the applicable prepayment premium calculated in accordance with the Notes, if any, with respect to the principal reduction of the Loan and then to the principal balance of the Loan. No Partial Release or prepayment shall affect the regularly scheduled installments of principal and interest then due under the Notes. Lender shall not be obligated to make any additional disbursements under this Loan Agreement while any Request for Partial Release is pending.

10.2 Release/Removal of Plantings. Borrower has advised Lender that from time to time tenants on the Property request permission to plant patented varieties or to remove existing permanent plantings, whether bushes, trees, vines or other plantings for purposes of replacing them with patented varieties. Lender will consent to such removal and replacement under the following conditions:

(a) Borrower provides Lender with thirty (30) days’ prior written notice of the proposed removal and replacement;

(b) No Event of Default is then outstanding;

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(c) The value of the removed plantings (if the related valuation of such plantings was previously included in the Appraised Value) is paid to Lender as a prepayment of principal under the Loan (the “Patent Payment”), which shall first be applied to any applicable prepayment premium required by the Notes and then to principal. Borrower may escrow the Patent Payment in an escrow account approved by Lender so that it may be applied on the next applicable Interest Payment Date so that Borrower may avoid or minimize any applicable Prepayment Premium. The value of the replacement or initially planted patented plants shall not be included in the Appraised Value of the Property; and

(d) Borrower shall require its tenant, as a condition to the planting or the removal and replacement, either to remove or to afford the applicable Property Owner (and any successor) the ability to remove, without cost or liability, the patented plantings and terminate any applicable royalty or payment therefor upon termination of the related lease.

SECTION 11.	DEFAULTS AND REMEDIES.

11.1 Events of Default; Acceleration. The occurrence of one or more of the following events (herein an “Event of Default”) shall constitute an Event of Default under this Agreement (and whether such occurrence shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a) default in the payment of any interest upon any of the Notes when such interest becomes due and payable; or

(b) default in the payment of principal of (or prepayment premium, if any, on) any of the Notes or in the payment of any other amount evidenced by any of the Notes or payable under this Agreement when and as the same shall become due and payable, whether at maturity or at a date fixed for payment or prepayment, or by acceleration or otherwise; or

(c) default in the performance or observance of any other non-monetary covenant, agreement or condition contained in this Agreement or in either of the Notes or the other Loan Documents (other than those matters otherwise identified in this Section 11.1) that is not cured within thirty (30) days after receipt by Borrower of written notice from Lender specifying the nature of the default, provided however, if such default is a non-monetary default and cannot be cured within the 30-day period, then so long as Borrower have commenced and diligently pursues the cure of the related default, within ninety (90) days following receipt of written notice, no Event of Default shall result and further provided that no notice of default or opportunity for cure shall be required if during the prior twelve (12) months, Lender has already sent a written notice to Borrower identifying Borrower’s default in performance of the same obligation and further provided that any cure periods set forth in this Section 11.1(c) shall run concurrently with any cure periods afforded under any other Loan Documents; or

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(d) any Event of Default under any of the Security Instruments or any Default or Event of Default under any Collateral Document or under the Indemnity Agreement, any default under any guaranty or under any other Loan Document (following the expiration of any applicable cure period) shall occur; or

(e) Borrower shall not pay when due, whether by acceleration or otherwise, any evidence of indebtedness of Borrower (other than the Notes), or any condition or default shall exist under any such evidence of indebtedness or under any agreement under which the same may have been issued permitting such evidence of indebtedness to become or be declared due prior to the stated maturity thereof, and the expiration of any applicable cure period; or

(f) any Obligor shall file a petition seeking relief for itself under Title 11 of the United States Code, as now constituted or hereafter amended, or an answer consenting to, admitting the material allegations of or otherwise not controverting, or shall fail to timely controvert, a petition filed against any Obligor seeking relief under Title 11 of the United States Code, as now constituted or hereafter amended; or any Obligor shall file such a petition or answer with respect to relief under the provisions of any other now existing or future bankruptcy, insolvency or other similar law of the United States of America or any State thereof or of any other country or jurisdiction providing for the reorganization, winding-up or liquidation of corporations or an arrangement, composition, extension or adjustment with creditors; or

(g) a court of competent jurisdiction shall enter an order for relief which is not stayed within sixty (60) days from the date of entry thereof against any Obligor under Title 11 of the United States Code, as now constituted or hereafter amended; or there shall be entered an order, judgment or decree by operation of law or by a court having jurisdiction in the premises which is not stayed within sixty (60) days from the date of entry thereof adjudging any Obligor as bankrupt or insolvent, or ordering relief against any Obligor, or approving as properly filed a petition seeking relief against any Obligor, under the provisions of any other now existing or future bankruptcy, insolvency or other similar law of the United States of America or any State thereof or of any other country or jurisdiction providing for the reorganization, winding-up or liquidation of corporations or an arrangement, composition, extension or adjustment with creditors, or appointing a receiver, liquidator, assignee, sequestrator, trustee, custodian or similar official of any Obligor or of any substantial part of its property, or ordering the reorganization, winding-up or liquidation of its affairs; or any involuntary petition against any Obligor seeking any of the relief specified in this clause shall not be dismissed within sixty (60) days of its filing; or

(h) any Obligor shall make a general assignment for the benefit of its creditors; or any Obligor shall consent to the appointment of or taking possession by a receiver, liquidator, assignee, sequestrator, trustee, custodian or similar official of such Obligor or of all or any substantial part of its property; or any Obligor shall have admitted in writing to its insolvency or inability to pay, or shall have failed to pay, its debts generally as such debts become due; or any Obligor or its trustees, directors or members shall take any action to dissolve or liquidate such Obligor; or

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(i) any Obligor shall (1) engage in any non-exempted “prohibited transaction,” as defined in Sections 406 and 408 of ERISA and Section 4975 of the Internal Revenue Code of 1986, as amended, (2) incur any “accumulated funding deficiency,” as defined in Section 302 of ERISA, in an amount in excess of Ten Thousand Dollars ($10,000), whether or not waived, or (3) terminate or permit the termination of an “employee pension benefit plan,” as defined in Section 3 of ERISA, in a manner which could result in the imposition of a Lien on any property of such Obligor pursuant to Section 4068 of ERISA securing an amount in excess of Ten Thousand Dollars ($10,000.00); or

(j) any representation or warranty made by Borrower in Section 4 hereof or in any Collateral Document or in any certificate or instrument furnished in connection therewith shall prove to have been false or misleading in any material respect as of the date made, provided that Borrower shall have thirty (30) days following the written identification by Lender of the related misrepresentation or breach of warranty to cure the related misrepresentation if unintentional and if Lender is thereby placed in the same risk position as if the misrepresentation had not been made; or

(k) the Collateral or any portion thereof is sold, conveyed, transferred, assigned or disposed of, or the Real Property is rezoned, either voluntarily or involuntarily, or an agreement for any of the foregoing is entered into, other than transfers permitted under the Loan Documents; or

(l) the dissolution or death of any Obligor, whether by operation of law or otherwise other than inadvertent administrative dissolution which is not cured within 30 days after Obligor has knowledge of such fact and which has no Material Adverse Effect; or

(m) the default beyond any applicable cure or grace period by any Obligor under any Indebtedness owed to any Person other than Lender, other than a default (i) with respect to Indebtedness that is not secured by any of the Collateral, and (ii) that does not result in a breach of any of the obligations set forth in this Agreement including without limitation the covenants set forth in Sections 9.1 – 9.5 above.

Upon an Event of Default, at Lender’s option, the entire outstanding principal amount of the Notes, together with accrued interest thereon at the Default Interest Rate, shall immediately become due and payable without notice or demand. In the event that a tender of the foregoing sum is received at a time when a prepayment premium would otherwise apply or prepayment would be prohibited under the Notes, such tender shall be deemed to be a voluntary prepayment under the Notes, and in addition to principal and interest due as aforesaid, Borrower agrees to pay the prepayment price, computed as provided in the Notes (except that, for purposes of such computation, the prepayment date shall be deemed to be the date upon which the holder of the Notes shall have declared the Notes to be due and payable).

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11.2 Remedies Upon Default. In case an Event of Default shall occur and be continuing, the holder of the Notes may proceed to protect and enforce its rights by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant contained in the Notes or in this Agreement or in any Loan Document or in aid of the exercise of any power granted in the Notes or in this Agreement or in any Loan Document or may proceed to enforce the payment of the Notes or to enforce any other legal or equitable right of the holder of the Notes including without limitation, taking of the following actions, concurrently or successively, without notice to any Obligor. Borrower agrees that its obligations under the Notes are of the essence, and upon application to any court of equity having jurisdiction, Lender shall be entitled to pursue a judgment against Borrower requiring specific performance of such obligations.

(a) Declare the Notes to be, and the Notes shall thereupon become, immediately due and payable without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding; or

(b) Enter upon and take possession of the Real Property and all material, equipment and supplies thereon and water rights available thereto and to fulfill the obligations of Borrower hereunder and to sell, manage, repair, and protect the Real Property. Without restricting the generality of the foregoing and for the purposes aforesaid, Borrower hereby appoints and constitutes Lender its lawful attorney-in-fact with full power of substitution, (i) to pay, settle or compromise all existing bills and claims which may be liens or security interests against the Real Property or any fixtures or equipment thereon, or as may be necessary or desirable for the clearance of title or otherwise, and (ii) to use any funds of any Borrower, including any Loan balance which might not have been disbursed.

11.3 Remedies Not Waived. No course of dealing between the holder of the Notes and Borrower or any delay or failure on the part of the holder in exercising any rights under the Notes, any Loan Document or hereunder shall operate as a waiver of any rights of such holder.

11.4 Remedies Cumulative. No remedy herein or in the Notes or in any Loan Document conferred upon the holder of the Notes is intended to be exclusive of any other remedy and each and every remedy shall be in addition to every other remedy given hereunder or under the Notes or under any Loan Document or now or hereafter existing at law or in equity or by statute or otherwise.

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11.5 Costs and Expenses. Borrower shall pay to the holder of the Notes, to the extent permitted under applicable law, all reasonable out-of-pocket expenses incurred by such holder as shall be sufficient to cover the cost and expense of enforcing such holder’s rights under the Notes and any Loan Document or the collecting and foreclosing upon, or otherwise dealing with, the Collateral, or participating in any litigation or bankruptcy proceeding for the protection or enforcement of the holder’s collateral or claim against any Obligor of the Notes or otherwise incurred in connection with the occurrence of an Event of Default, said expenses to include reasonable compensation to the outside attorneys and counsel of such holder for any services rendered in that connection, upon the Notes held by such holder.

SECTION 12.	MISCELLANEOUS.

12.1 Loss or Damage. In case of loss or damage by fire or otherwise to the Real Property or any part thereof, Borrower will forthwith notify Lender of same and Lender may make proof of such loss if the same is not promptly made by Borrower or if Lender deem it desirable to do so. Lender is authorized to adjust, collect, and compromise, in its reasonable discretion, all claims under insurance policies covering the loss in question. All such insurance proceeds otherwise payable to Borrower shall be paid directly and solely to Lender and each insurance company is authorized and directed to make such payment directly and solely to Lender, and the insurance policies shall so stipulate. Notwithstanding anything to the contrary herein, provided no Event of Default has occurred, Borrower shall be entitled to compromise and settle, and retain the insurance proceeds from, any casualty loss of $100,000.00 or less as to an insured casualty loss for any given parcel of the Real Property but not to exceed an aggregate of $500,000.00 for the entire Property so long as Borrower provides written notice to Lender and uses any proceeds and any additional funds as may be required to fully restore the portion of the Property at issue. All insurance proceeds may, subject to the sentence immediately below, be applied either to the reduction of the indebtedness under this Agreement and the Notes, without prepayment premium or penalty of any kind, or to the restoration, repair, replacement or rebuilding of the portion of the Real Property so damaged in such manner as Lender may determine, and any application thereof to the indebtedness shall not release or relieve any Borrower from making the payments or performing the other agreements and obligations herein required until the indebtedness is paid in full. If and only so long as no Event of Default has occurred and is continuing hereunder and provided that the insurance proceeds, when combined with the portion of this Loan not yet disbursed, are sufficient in Lender’s judgment, after first deducting and paying the expenses, if any, incurred by Lender in the collection of the proceeds of the insurance, to otherwise pay all costs and expenses relating thereto and to this Loan (including the payment of interest and other carrying costs) or if such proceeds are not sufficient as above provided, provided that Borrower deposit with Lender, the amount of such deficiency, as determined by Lender within ten (10) Business Days of demand therefor and further provided that Borrower shall not claim that, notwithstanding such payment to Lender, it had no liability to pay any or some portion of such proceeds to Lender, then the balance of the proceeds, plus any amounts deposited by Borrower, will be held and disbursed by Lender, from time to time, for the purpose of the repair, restoration, building or rebuilding of the Real Property in accordance with Lender’s customary disbursement procedures as may be then in effect.

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12.2 Assignment by Lender. Lender may assign, negotiate, pledge or otherwise hypothecate all or any portion of this Agreement or grant participations herein, or in any of its rights and security hereunder, including, without limitation, the Notes and the Loan Documents and, in the case of such assignment, Borrower will accord full recognition thereto and agree that all rights and remedies of Lender in connection with the interest so assigned shall be enforceable against Borrower by such assignee with the same force and effect and to the same extent as the same would have been enforceable by Lender but for such assignment provided that in connection with any such assignment Lender shall give Borrower at least sixty (60) days prior written notice of such assignment and such assignee agrees to be bound by the terms and provisions hereof.

Borrower shall not assign or attempt to assign any of its rights under this Agreement, either voluntarily or by operation of law.

12.3 Time is of the Essence. Time is of the essence of this Agreement.

12.4 No Waiver. No waiver of any term, provision, condition, covenant, or agreement herein contained shall be effective unless set forth in a writing signed by Lender, and any such waiver shall be effective only to the extent set forth in such writing. No failure by Lender to exercise, or delay by Lender in exercising, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof, or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement are cumulative and not exclusive of any right or remedy provided by law. No notice or demand on any Obligor in any case shall, in itself, entitle Obligor to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of Lender to any other or further action in any circumstances without notice or demand.

12.5 No Joint Venture. Nothing herein, in the Notes, the Loan Documents, or in any other Loan Document contained, and no action or inaction whatsoever on the part of Lender, shall be deemed to make Lender a partner or joint venturer with Borrower and Borrower shall protect, defend, indemnify and hold Lender harmless from and against all claims, loss, cost, expense (including attorneys’ fees) and damages arising from the relationship between Lender and Borrower being construed or alleged to be as anything other than that of secured lender and borrower; provided, that Borrower shall not be required to indemnify Lender against Lender’s gross negligence or intentional misconduct.

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12.6 Entire Agreement. This Agreement and the attached Exhibits hereto and the other documents referred to herein constitute the entire agreement between the parties hereto and may not be modified or amended in any manner other than by supplemental written agreement executed by the parties hereto.

12.7 Severability; Consistency. If any provision of this Agreement or the application thereof to any person or situation shall, to any extent, be held invalid or unenforceable, the remainder of this Agreement, and the application of such provision to persons or situations other than those to which it shall have been held invalid or unenforceable, shall not be affected thereby, but shall continue valid and enforceable to the fullest extent permitted by law. The Loan Documents are intended to be consistent with each other and should be interpreted to such effect.

12.8 Agreement Not to Benefit Third Parties. This Agreement is made for the sole benefit of Borrower and Lender, and no other person shall be deemed to have any privity of contract hereunder nor any right to rely hereon to any extent for any purpose whatsoever, nor have any right of action of any kind hereon nor be deemed to be a third-party beneficiary hereunder.

12.9 No Documents to be Recorded. Obligors covenant that they will not cause or permit any document or instrument to be placed of record with respect to the Land or the Real Property without Lender’s prior written consent.

12.10 Loss, Theft, Destruction or Mutilation of Notes. Upon receipt of evidence satisfactory to Borrower of the loss, theft, destruction or mutilation of any of the Notes, and, in the case of any such loss, theft or destruction, upon receipt of a bond of indemnity reasonably satisfactory to Borrower or, in the case of any such mutilation, upon surrender and cancellation of such Notes, Borrower will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Notes, a new Note(s) of like tenor and unpaid principal amount and dated the date of, or, if later, the date to which interest has been paid on, the lost, stolen, destroyed or mutilated Notes.

12.11 Expenses. In addition to the loan fee previously paid to Lender Borrower shall pay all costs of closing the Loan and all of Lender’s expenses with respect thereto, including but not limited to, reasonable outside legal fees and disbursements of counsel for Lender (including reasonable outside legal fees incurred by Lender subsequent to the closing of the Loan in connection with the administration, collection or transfer of the Loan); all recording fees and charges; title insurance premiums and costs, escrow and funding charges; surveys; intangible taxes; environmental assessments; expenses of foreclosure (including trustee’s and attorney’s fees); and similar items. Borrower’s obligations under this Section 12.11 shall survive the payment or prepayment of the Notes.

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12.12 Stamp Taxes, Recording Fees, etc. Borrower shall pay, and save Lender and any subsequent holder of the Notes harmless against, any and all liability (including any interest or penalty for non-payment or delay in payment) with respect to stamp and other taxes (other than any such stamp or other taxes incurred upon a transfer of the Notes or loan participations by Lender), if any, and all recording and filing fees which may be payable or determined to be payable in connection with the transactions contemplated by this Agreement and the Loan Documents, including, without limitation, the issuance and delivery of the Notes, the execution, delivery, filing and recording of the Loan Documents and financing statements related thereto, or any modification, amendment or alteration thereof. The obligations of Borrower under this Section 12.12 shall survive the payment or prepayment of the Notes.

12.13 Successors and Assigns. All covenants, agreements, representations and warranties made herein, in the Loan Documents and in the Notes or in certificates delivered in connection herewith by or on behalf of Borrower shall survive the issuance and delivery of the Notes to Lender, the making of the Loan by Lender, and shall bind the successors and assigns of Borrower, whether so expressed or not, and all such covenants, agreements, representations and warranties shall inure to the benefit of Lender’s successors and assigns, including any subsequent holder of any of the Notes.

12.14 Notices. Any notice under this Agreement shall be in writing and shall be effective when either delivered in person or, if mailed, shall be deemed effective on the third (3rd) day after deposited as registered or certified mail, first class postage prepaid, addressed to the parties at the following addresses:

If to Lender:	Metropolitan Life Insurance Company Agricultural Investments 10801 Mastin Boulevard, Suite 700 Overland Park, Kansas 66210 Attn.: Director

With a copy to:	Metropolitan Life Insurance Company
Agricultural Investments
205 E River Park Circle, Suite 430
Fresno, California 93720
Attn.: Director, WRO

And a copy to:	Metropolitan Life Insurance Company
Agricultural Investments
10801 Mastin Boulevard, Suite 700
Overland Park, Kansas 66210
Attn.: Law Department

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If to Borrower:	Gladstone Land Limited Partnership
c/o Gladstone Land Corporation
1521 Westbranch Drive, Suite 100
McLean, VA 22102
Attn.: Lewis Parrish, Chief Financial Officer

If to Guarantor:	Gladstone Land Corporation
1521 Westbranch Drive, Suite 100
McLean, VA 22102
Attn.: David Gladstone, Chairman,
Chief Executive Officer and President

With a copy to:	Bass, Berry & Sims PLC
100 Peabody Place, Suite 1300
Memphis, TN 38103
Attn.: Robert P. McDaniel, Jr.

Any party may change its address for notices by written notice to the other. Notices may be given by facsimile transmission if a hard copy is also delivered the next business day thereafter, with such notice to be effective when received during business hours or the next business day following facsimile receipt if received outside of business hours.

12.15 Law Governing; Modification. This Agreement shall be construed in accordance with and governed by laws of the State of California. No provision of this Agreement may be waived, changed or modified, or the discharge thereof acknowledged, orally, but only by an agreement in writing signed by the party against whom the enforcement of any waiver, change, modification or discharge is sought.

12.16 Headings. The headings of the sections and subsections of this Agreement are inserted for convenience only and do not constitute part of this Agreement.

12.17 Counterparts. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement to produce or account for more than one such counterpart.

12.18 FINAL CREDIT AGREEMENT. THIS WRITTEN AGREEMENT, THE NOTES AND THE LOAN DOCUMENTS ARE THE FINAL EXPRESSION OF THE CREDIT AGREEMENT BETWEEN BORROWER AND LENDER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF ANY PRIOR OR CONTEMPORANEOUS ORAL AGREEMENT BETWEEN BORROWER AND LENDER. BORROWER AND LENDER HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN BORROWER AND LENDER WITH RESPECT TO THE SUBJECT MATTER OF THIS WRITTEN CREDIT AGREEMENT, THE NOTES, THE LOAN DOCUMENTS, AND ANY RELATED LOAN DOCUMENTS.

[Signatures follow on next pages]

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IN WITNESS WHEREOF, Borrower and Guarantor have executed this Loan Agreement, or have caused this Loan Agreement to be executed by its duly authorized representative(s) as of the day and year first written above.

BORROWER:

GLADSTONE LAND LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Gladstone Land Partners, LLC,
a Delaware limited liability company
its General Partner

	By:	Gladstone Land Corporation,
a Maryland corporation
its Manager

		By:	/s/ David Gladstone
David Gladstone
Its Chief Executive Officer

GUARANTOR:

GLADSTONE LAND CORPORATION, a Maryland corporation

By:	/s/ David Gladstone
David Gladstone
Its Chief Executive Officer

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The foregoing agreement is hereby accepted as of the date first above written.

LENDER:

METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

By:	MetLife Investment Management, LLC, its investment manager

	By:	/s/ Leon Moreno
	Name:	Leon Moreno
	Its:	Authorized Signatory and Director

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EXHIBIT A

Disclosure and Valuation

Vesting	Acres	Current Valuation
Dalton Lane Watsonville, LLC, a California limited liability company	71.60	$4,450,000.00
20th Avenue South Haven, LLC, a Delaware limited liability company	151.13	$1,720,000.00
Broadway Road Moorpark, LLC, a Delaware limited liability company	60.13	$3,650,000.00
East Shelton Road, LLC, a Delaware limited liability company	1,760.00	$8,100,000.00
Spring Valley Road Watsonville, LP, a Delaware limited partnership	147.92	$8,300,000.00
Sycamore Road Arvin, LP, a Delaware limited partnership	322.21	$8,060,000.00
Naumann Road Oxnard, LP, a Delaware limited partnership	67.77	$6,175,000.00

Total	2,580.76	$40,455,000.00

Exhibit A Page 1

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EXHIBIT B

Description of Land

EAST SHELTON ROAD

Those certain tracts of land situated in the County of Cochise, State of Arizona more particularly described as follows:

Parcel No. 1:

The South half of Section 23, Township 16 South, Range 26 East of the Gila and Salt River Base and Meridian, Cochise County, Arizona;

EXCEPT a non-participating undivided 1/2 interest in and to all oil, gas, uranium and other minerals as reserved in Deed recorded in Docket 124, page 340, records of Cochise County, Arizona; and

EXCEPT an undivided non-participating 1/10th interest in and to all, oil, gas and mineral rights as reserved in Deed recorded in Docket 182, page 488, records of Cochise County, Arizona; and

EXCEPT 1/2 interest in and to all oil, gas, hydrocarbons, minerals and geothermal rights as reserved in Deed recorded in Document No. 9007-13044, records of Cochise County, Arizona.

Tax parcel number: 305-43-034

Parcel No. 2:

The South half of the North half of the Southwest quarter; and

The South half of the Southwest quarter all in Section 24, Township 16 South, Range 26 East of the Gila and Salt River Base and Meridian, Cochise County, Arizona;

EXCEPT 1/2 interest in and to all oil, gas, hydrocarbons, minerals and geothermal rights as reserved in Deed recorded in Document No. 9007-13044, records of Cochise County, Arizona.

Tax parcel number: 305-43-036B

Parcel No. 3:

The North half of the Northwest quarter of Section 25, Township 16 South, Range 26 East of the Gila and Salt River Base and Meridian, Cochise County, Arizona;

Exhibit B Page 1

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EXCEPT all gas, oil, metals and mineral rights as reserved in Patent from United States of America; and

EXCEPT 1/2 interest in and to all oil, gas, hydrocarbons, minerals and geothermal rights as reserved in Deed recorded in Document No. 9007-13044, records of Cochise County, Arizona.

Tax parcel number: 305-43-036B

Parcel No. 4:

The South half of the Northwest quarter; and

The North half of the North half of the Southwest quarter of Section 24, Township 16 South, Range 26 East of the Gila and Salt River Base and Meridian, Cochise County, Arizona;

EXCEPT 100% interest in and to all oil, gas and other minerals as reserved in Deed recorded in Docket 1789, page 56 records of Cochise County, Arizona.

Tax parcel numbers: 305-43-036A and 305-43-035A

Parcel No. 5:

The Northeast quarter and the North half of the North half of the Southeast quarter of Section 24, Township 16 South, Range 26 East of the Gila and Salt River Base and Meridian, Cochise County, Arizona;

EXCEPT the North half of the North half of the Northeast quarter of said Section 24.

Tax parcel number: 305-43-035A

Parcel No. 6:

ALL of Section 26, Township 16 North, Range 26 East of the Gila and Salt River Base and Meridian, records of Cochise County, Arizona;

EXCEPT COMMENCING at the Northwest corner of Section 26, Township 16 South, Range 26 East of the Gila and Salt River Base and Meridian, records of Cochise County, Arizona;

Thence East along the North line of said Section 26, a distance of 330.00 feet to a point;

Thence South on a line parallel with the West line of said Section 26, a distance of 660.00 feet to a point;

Thence West on a line parallel with the North line of said Section 26, a distance of 330.00 feet to a point on the West line of said Section 26;

Exhibit B Page 2

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Thence North along the West line of said Section 26, a distance of 660.00 feet to the POINT OF BEGINNING; and

EXCEPT BEGINNING at the Northeast corner of said Section 26;

Thence South along the East line a distance of 600 feet;

Thence West 70 feet parallel to the South line to the TRUE POINT OF BEGINNING;

Thence North, parallel to the East line of said Section 26, a distance of 450 feet;

Thence West, parallel to the North line of said Section 26, a distance of 80 feet;

Thence North, parallel to the East line of said Section 26, a distance of 150 feet;

Thence West, along the North line of said Section 26, a distance of 470 feet; thence

South, parallel to the East line of said Section 26, a distance of 200 feet; thence East, parallel to the North line of said Section 26, a distance of 200 feet;

Thence South, parallel to the East line of said Section 26, a distance of 100 feet;

Thence East, parallel to the South line of said Section 26, a distance of 100 feet;

Thence South, parallel to the East line of said Section 26, a distance of 100 feet;

Thence East, parallel to the South line of said Section 26, a distance of 100 feet;

Thence South, parallel to the East line of said Section 26, a distance of 200 feet;

Thence East, parallel to the South line of said Section 26, a distance of 150 feet to the TRUE POINT OF BEGINNING;

EXCEPT a non-transferable 1/2 interest in and to all oil, gas, and mineral rights in, to and under said land as reserved in Deed recorded in Docket 182, page 98, records of Cochise County, Arizona.

Tax parcel number: 305-43-041A

Parcel No. 7:

The South half of the Northwest quarter and the North half of the Southwest quarter of Section 25, Township 16 South, Range 26 East of the Gila and Salt River Base and Meridian, Cochise County, Arizona;

EXCEPT all gas, oil, metals and mineral rights as reserved in Patent from United States of America; and

EXCEPT a non-participating, an undivided 1/2 interest in and to all oil, gas and mineral rights, in, to and under said land, as reserved in Deed recorded in Docket 375, page 546, records of Cochise County, Arizona.

Tax parcel numbers: 305-43-038 and 305-43-058

Exhibit B Page 3

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Parcel No. 8:

That portion of the Northwest quarter of Section 26, Township 16 South, Range 26 East of the Gila and Salt River Base and Meridian, Cochise County, Arizona more particularly described as follows:

COMMENCING at the Northwest corner of Section 26, Township 16 South, Range 26 East of the Gila and Salt River Base and Meridian, records of Cochise County, Arizona;

Thence East along the North line of said Section 26, a distance of 330.00 feet to a point;

Thence South on a line parallel with the West line of said Section 26, a distance of 660.00 feet to a point;

Thence West on a line parallel with the North line of said Section 26, a distance of 330.00 feet to a point on the West line of said Section 26;

Thence North along the West line of said Section 26, a distance of 660.00 feet to the POINT OF BEGINNING;

EXCEPT a non-transferable, 1/2 interest in and to all oil, gas, and mineral rights, in, to and under said land as reserved in Docket 182, page 98, records of Cochise County, Arizona.

Tax parcel number: 305-43-062

Parcel No. 9:

That portion of Section 26, Township 16 South, Range 26 East of Gila and Salt River Base and Meridian, Cochise County, Arizona, more particularly described as follows:

COMMENCING at the Northeast corner of said Section 26;

Thence South along the East line a distance of 600 feet;

Thence West 70 feet parallel to the South line to the POINT OF BEGINNING;

Thence North, parallel to the East line of said Section 26, a distance of 450 feet;

Thence West, parallel to the North line of said Section 26, a distance of 80 feet;

Thence North, parallel to the East line of said Section 26, a distance of 150 feet;

Thence West, parallel to the North line of said Section 26, a distance of 470 feet;

Thence South, parallel to the East line of said Section 26, a distance of 200 feet;

Thence East, parallel to the North line of said Section 26, a distance of 200 feet;

Thence South, parallel to the East line of said Section 26, a distance of 100 feet;

Thence East, parallel to the South line of said Section 26, a distance of 100 feet;

Thence South, parallel to the East line of said Section 26, a distance of 100 feet;

Thence East, parallel to the South line of said Section 26, a distance of 100 feet;

Thence South, parallel to the East line of said Section 26, a distance of 200 feet;

Thence East, parallel to the South line of said Section 26, a distance of 150 feet to the POINT OF BEGINNING;

Exhibit B Page 4

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EXCEPT a non-transferable, 1/2 interest in and to all oil, gas, and mineral rights, in, to and under said land as reserved in Docket 182, page 98, records of Cochise County, Arizona.

Tax parcel number: 305-43-041B

Parcel No. 10:

The Northwest quarter of Section 35, Township 16 South, Range 26 East of Gila and Salt River Base and Meridian, Cochise County, Arizona;

EXCEPT an undivided one-half interest in all minerals, metals, coal, oil, petroleum, gas and other hydrocarbons and kindred substances as reserved in Deed recorded in Docket 1329, page 450, records of Cochise County, Arizona; and

EXCEPT one-half interest of all oil, coal, gas, and mineral rights owned by Grantor as reserved in Deed recorded in Docket 1754, page 570, records of Cochise County, Arizona.

Tax parcel number: 305-43-056A

DALTON LANE WATSONVILLE

The following real property situated in the State of California, County of Santa Cruz:

PARCEL I:

BEING A PART OF THE CORRALITOS RANCHO AND BEGINNING AT A STAKE IN THE FENCE ON THE NORTH SIDE OF DONOHUE’S LANE AT THE SOUTHEAST CORNER OF A 100 ACRE TRACT SOLD BY BISHOP AMAT TO B. PHILLIPS IN 1874; THENCE ALONG THE NORTH SIDE OF SAID DONOHUE’S LANE EAST 20.69 CHAINS; THENCE NORTH 49.17 CHAINS TO THE SOUTH SIDE OF THE ROAD CONNECTION THE GREEN VALLEY ROAD, WITH THE WATSONVILLE AND SAN JOSE ROAD, NEAR THE NORTHWEST CORNER OF A TRACT OWNED BY MCGRATH; THENCE ALONG SAID ROAD SOUTH 85° 40’ WEST 20.72 CHAINS; THENCE SOUTH 47.60 CHAINS TO THE PLACE OF BEGINNING.

EXCEPTING THEREFROM THAT PART OF THE RANCHO CORRALITOS BEGINNING AT A 4 X 4 POST SCRIBED R-P-BA STANDING AT THE NORTHWESTERN CORNER OF LANDS CONVEYED BY J.P. POOL TO B. PHILLIPS BY DEED DATED DECEMBER 13, 1970, AND RECORDED IN VOL. 13 OF DEEDS AT PAGE 442, RECORDS OF SANTA CRUZ COUNTY OF WHICH THE LANDS HEREIN DESCRIBED ARE A PART; RUNNING THENCE ALONG THE NORTHERN BOUNDARY OF THE AFORESAID LANDS CONVEYED BY POOL TO PHILLIPS NORTH 85° 40’ EAST 698.68 FEET TO A 4 X 4 POST SCRIBED 4-14; THENCE LEAVING SAID NORTHERN BOUNDARY SOUTH 907.16 FEET TO A 4 X 4 POST SCRIBED 14; THENCE WEST 681.68 FEET TO A STATION FROM WHICH A 4 X 4 POST SCRIBED P-14 BEARS WEST 15 FEET DISTANT THENCE NORTH 161.06 FEET TO A STEEL BAR

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DRIVEN FLUSH WITH THE GROUND; THENCE NORTH 85° 40’ EAST 30.09 FEET TO A STEEL BAR DRIVEN 12 INCHES BELOW GROUND; THENCE NORTH 29.59 FEET TO A STEEL BAR DRIVEN 12 INCHES BELOW GROUND; THENCE WEST 45.00 FEET TO A STEEL BAR DRIVEN FLUSH WITH THE GROUND ON THE EASTERN BOUNDARY OF LANDS OF ONE PHILLIPS AND THENCE ALONG SAID EASTERN BOUNDARY OF PHILLIPS NORTH 661.45 FEET TO THE PLACE OF BEGINNING, FROM WHICH A 12 INCH SPIKE DRIVEN IN THE PAVEMENT OF THE COUNTY ROAD BEARS NORTH 18.00 FEET DISTANT.

ALSO EXCEPTING THEREFROM THAT PART OF THE RANCHO CORRALITOS AND BEGINNING AT A 4 X 4 POST SCRIBED R-14 STANDING ON THE NORTHERN BOUNDARY OF AND NORTH 85° 40’ EAST 698.68 FEET DISTANT FROM THE NORTHWESTERN CORNER OF A TRACT OF LAND CONVEYED BY J.B. POOL TO B. PHILLIPS BY DEED DATED DECEMBER 13TH, 1870 AND RECORDED IN VOLUME 13 OF DEEDS AT PAGE 442, SANTA CRUZ COUNTY RECORDS, OF WHICH THE LANDS HEREIN DESCRIBED ARE A PART; RUNNING THENCE ALONG SAID NORTHERN BOUNDARY NORTH 85° 40’ EAST 668.92 FEET TO A STATION OF THE WESTERN BOUNDARY OF LANDS OF ONE DALTON FROM WHICH A 4 X 4 POST SCRIBED DBA BEARS SOUTH 43.42. FEET DISTANT; THENCE ALONG THE WESTERN BOUNDARY OF LANDS OF DALTON, SOUTH 1,528.50 FEET TO A STEEL BAR DRIVEN FLUSH WITH THE GROUND; THENCE LEAVING SAID LANDS OF DALTON, SOUTH 1,528.50 FEET TO A STEEL BAR DRIVEN FLUSH WITH THE GROUND, THENCE LEAVING SAID LANDS OF DALTON, NORTH 85° 32’ WEST 668.97 FEET TO A STATION; THENCE NORTH 1,425.86 FEET TO THE POINT OF BEGINNING, FROM WHICH A 12 INCH SPIKE DRIVEN IN THE PAVEMENT OF THE COUNTY ROAD BEARS NORTH 28.09 FEET DISTANT.

FURTHER EXCEPTING THEREFROM THE FOLLOWING DESCRIBED LAND:

BEING A PART OF THE RANCHO CORRALITOS AND BEGINNING AT A 4 X 4 POST SCRIBED P-14, STANDING ON THE EASTERN BOUNDARY OF LANDS OF PHILLIPS, FROM WHICH THE NORTHWESTERN CORNER OF THE TRACT CONVEYED BY J.B. POOL TO B. PHILLIPS BY DEED DATED DECEMBER 13TH, 1870 AND RECORDED IN VOLUME 13 OF DEEDS AT PAGE 442, SANTA CRUZ COUNTY RECORDS, OF WHICH THE LANDS HEREIN DESCRIBED ARE A PART, BEARS NORTH 854.37 FEET DISTANT; RUNNING THENCE ALONG THE EASTERN BOUNDARY OF LANDS OF ONE PHILLIPS, NORTH 192.92 FEET TO A STEEL BAR DRIVEN FLUSH WITH THE GROUND; THENCE LEAVING SAID LANDS OF PHILLIPS EAST 45.00 FEET TO A STEEL BAR; THENCE SOUTH 29.59 FEET TO A STEEL BAR; THENCE SOUTH 85° 40’ WEST 30.09 FEET TO A STEEL BAR; THENCE SOUTH 161.06 FEET TO A STATION AND THENCE WEST 15.00 FEET TO THE POINT OF BEGINNING.

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PARCEL II:

BEING A PART OF THE RANCHO CORRALITOS, AND BEGINNING AT A 4 X 4 POST SCRIBED R-14 STANDING ON THE NORTHERN BOUNDARY OF AND NORTH 85° 40’ EAST 698.68 FEET DISTANT FROM THE NORTHWESTERN CORNER OF A TRACT OF LAND CONVEYED BY J.B. POOL TO B. PHILLIPS BE DEED DATED DECEMBER 13, 1870, AND RECORDED IN VOL.13 OF DEEDS AT PAGE 442, RECORDS OF SANTA CRUZ COUNTY, OF WHICH THE LANDS HEREIN DESCRIBED ARE A PART, RUNNING THENCE ALONG SAID NORTHERN BOUNDARY NORTH 85° 40’ EAST 668.92 FEET TO A STATION ON THE WESTERN BOUNDARY OF LANDS OF ONE DALTON, FROM WHICH A 4 X 4 WITNESS POST SCRIBED D-B-A BEARS SOUTH 43.42 FEET DISTANT; THENCE ALONG THE WESTERN BOUNDARY OF THE LANDS OF DALTON, SOUTH 1528.50 FEET TO A STEEL BAR DRIVEN FLUSH WITH THE GROUND, THENCE LEAVING SAID LANDS OF DALTON, NORTH 85° 32’ WEST 668.97 FEET TO A STATION; AND THENCE NORTH 1425.86 FEET TO THE PLACE OF BEGINNING, FROM WHICH A 12 INCH SPIKE DRIVEN IN THE PAVEMENT OF THE COUNTY ROAD BEARS NORTH 28.09 FEET DISTANT.

EXCEPTING THEREFROM THAT PORTION OF SAID PARCEL OF LAND CONVEYED TO FRANK BOASSO BY DEED DATED MAY 2, 1935 AND RECORDED IN VOL. 286 AT PAGE 269 OFFICIAL RECORDS OF SANTA CRUZ COUNTY AND DESCRIBED AS FOLLOWS:

BEING A PART OF THE RANCHO CORRALITOS, AND BEGINNING AT A 5 X 5 INCH POST STANDING ON THE SOUTH SIDE OF A COUNTY ROAD AND AT THE NORTHWEST CORNER OF LANDS CONVEYED BY THE ESTATE OF CHARLES DONDERO TO MATTEO GHLIGLIONE, BY DEED RECORDED FEBRUARY 4, 1935, IN VOL. 284 AT PAGE 47, OFFICIAL RECORDS OF SANTA CRUZ COUNTY (OF WHICH THE LANDS HEREIN DESCRIBED ARE A PART) AND RUNNING THENCE ALONG THE WEST BOUNDARY OF SAID LANDS SOUTH 919.91 FEET TO A STEEL BAR DRIVEN 14 INCHES BELOW GROUND; THENCE LEAVING SAID LAST NAMED BOUNDARY NORTH 85° 33’ EAST 474.30 FEET TO A STEEL BAR DRIVEN 14 INCHES BELOW GROUND; THENCE NORTH 0° 6’ EAST 919.07 FEET TO A STATION ON THE BANK OF A SMALL CREEK, AND FROM WHICH A STEEL BAR FLUSH WITH THE GROUND BEARS SOUTH 0° 6’ WEST 7.47 FEET DISTANT; THENCE SOUTH 85° 40’ WEST 475.91 FEET TO THE PLACE OF BEGINNING.

ALSO EXCEPTING THEREFROM THE LAND CONTAINED IN THE DEED FROM STANLEY J. PHILLIPS, TO TED T. KIMURA ET UX, ET AL DATED JULY 3, 1972 AND RECORDED July 21, 1972 IN VOLUME 2221 PAGE 359 OFFICIAL RECORDS OF SANTA CRUZ COUNTY.

PARCEL III:

COMMENCING AT THE SOUTHEASTERLY CORNER OF THAT CERTAIN 14.00 ACRE TRACT OF LAND DESCRIBED IN THE DECREE OF FINAL DISTRIBUTION IN THE MATTER OF THE ESTATE OF PETER SAULOVICH, DECEASED, DATED July 19, 1945, A CERTIFIED COPY OF WHICH WAS RECORDED ON AUGUST 9, 1945 IN THE OFFICE OF THE COUNTY RECORDER OF SANTA CRUZ COUNTY IN VOLUME 500 OF OFFICIAL RECORDS AT PAGE 419; RUNNING THENCE ALONG THE SOUTHERLY LINE OF SAID TRACT WEST 696.68 FEET TO A 4 X 4 POST SCRIBED P-14 ON THE EASTERLY BOUNDARY OF LANDS OF PHILLIPS; THENCE NORTH AND ALONG THE EASTERLY LINE OF PHILLIPS 50.00 FEET; THENCE EAST 696.68 FEET- TO THE EASTERLY LINE OF SAID 14.00 ACRE TRACT; AND THENCE SOUTH 50.00 FEET TO THE POINT OF BEGINNING.

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PARCEL IV:

BEING A RIGHT OF WAY 45 FEET IN WIDTH, APPURTENANT TO PARCELS ONE, TWO AND THREE. FOR ROAD AND UTILITY PURPOSES, AS CONVEYED IN THE DEED FROM STANLEY J. PHILLIPS, ET AL, TO STANLEY J. PHILLIPS. ET AL., RECORDED OCTOBER 27, 1975 IN VOLUME 2552, PAGE 707, OFFICIAL RECORDS OF SANTA CRUZ COUNTY.

APN 051-012-16

NAUMANN ROAD OXFORD

The following real property situated in the State of California, County of Ventura:

PARCEL 1:

A PORTION OF PARCELS E AND F OF SUBDIVISION 74 OF THE RANCHO EL RIO OF SANTA CLARA O’ LA COLONIA, IN THE COUNTY OF VENTURA, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 3 PAGE 14 OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE WEST LINE OF NAUMANN ROAD, WITH THE NORTH LINE OF HUENEME ROAD; THENCE ALONG THE WEST LINE OF NAUMANN ROAD,

1ST: NORTH 0° 05’ WEST 2194.31 FEET TO THE MOST SOUTHERLY CORNER OF THE LAND DESCRIBED IN PARCEL 1, IN THE DEED TO THE STATE OF CALIFORNIA, RECORDED MARCH 14, 1957 AS DOCUMENT NO. 11676 IN BOOK 1493 PAGE 9 OF OFFICIAL RECORDS; THENCE,

2ND: NORTHWESTERLY ALONG THE SOUTHWESTERLY LINE OF SAID LAST-MENTIONED LAND TO A POINT ON THE NORTHERLY LINE OF SAID PARCEL E; THENCE ALONG SAID NORTHERLY LINE,

3RD: SOUTH 89° 52’ 35” WEST TO A 1-INCH IRON ROD SET IN CONCRETE WHICH IS NORTH 89° 52’ 35” EAST 1423.49 FEET FROM THE NORTHWESTERLY CORNER OF SAID PARCEL E; THENCE,

4TH: SOUTH 0° 07’ 10” EAST 1413.85 FEET TO 1-INCH IRON ROD SET IN CONCRETE; THENCE,

5TH: SOUTH 64° 21’ 50” WEST 91.98 FEET TO A 1-INCH IRON ROD SET IN CONCRETE; THENCE,

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6TH: SOUTH 0° 54’ 10” WEST 1172.93 FEET TO A 1-INCH ROD SET IN CONCRETE IN THE NORTHERLY LINE OF HUENEME ROAD; THENCE,

7TH: EAST ALONG SAID NORTHERLY LINE 1327.62 FEET MORE OR LESS, TO THE POINT OF BEGINNING.

EXCEPT THEREFROM THE NORTHERLY 300 FEET OF SAID LAND, AS CONVEYED TO SOUTHERN CALIFORNIA EDISON COMPANY, A CORPORATION BY DEED RECORDED FEBRUARY 9, 1968 IN BOOK 3261, PAGE 198 OF OFFICIAL RECORDS.

PARCEL 2:

AN EASEMENT FOR AN UNDERGROUND DRAIN LINE OVER A STRIP OF LAND 10 FEET IN WIDTH LYING EQUALLY ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTERLINE:

BEGINNING AT A POINT IN THE WEST LINE OF THE ABOVE-DESCRIBED PARCEL 1 FROM WHICH A 1-INCH IRON ROD SET IN CONCRETE IN THE NORTH LINE OF HUENEME ROAD AT THE SOUTHWEST CORNER OF THE ABOVE-DESCRIBED PARCEL 1 BEARS SOUTH 0 °54’ 10” WEST 140 FEET DISTANT; THENCE FROM SAID POINT OF BEGINNING.

1ST: NORTH 89° 58’ 50” WEST TO A POINT IN THE WEST LINE OF SAID PARCEL E.

ALSO TOGETHER WITH AN EASEMENT FOR AN UNDERGROUND DRAIN LINE OVER A STRIP OR PARCEL OF LAND 10 FEET WIDE LYING EQUALLY ON EACH SIDE OF THE FOLLOWING DESCRIBED LINE:

BEGINNING AT A POINT IN THE WEST LINE OF THE ABOVE DESCRIBED PARCEL 1 FROM WHICH A 1-INCH ROD SET IN CONCRETE IN THE NORTH LINE OF SAID HUENEME ROAD AT THE SOUTHWEST CORNER OF THE ABOVE DESCRIBED PARCEL 1, BEARS SOUTH 0° 54’ 10” WEST 329.83 FEET DISTANT; THENCE FROM SAID POINT OF BEGINNING.

1ST: NORTH 89° 58’ 50” WEST TO A POINT IN THE WEST LINE OF SAID PARCEL E.

SUBJECT TO THE OBLIGATION TO QUITCLAIM IN THE EVENT OF CESSATION OF AGRICULTURAL USES.

PARCEL 3:

EASEMENT FOR INGRESS AND EGRESS AS DESCRIBED IN THE GRANT DEED RECORDED FEBRUARY 9, 1968 IN BOOK 3261 PAGE 198 OF OFFICIAL RECORDS SUBJECT TO THE OBLIGATION TO QUITCLAIM IN THE EVENT OF CESSATION OF AGRICULTURAL USES.

Exhibit B Page 9

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APN: 232-0-070-160

SYCAMORE ROAD

The following real property situated in the State of California, County of Kern:

PARCEL A: APN’S 189-352-18 THROUGH 23 AND 189-352-25 THROUGH 30

PARCELS 1 THROUGH 12, INCLUSIVE OF PARCEL MAP NO. 6679, IN THE UNINCORPORATED AREA, COUNTY OF KERN, STATE OF CALIFORNIA, AS PER MAP RECORDED MAY 20, 1983 IN BOOK 29, PAGE 122 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM AN UNDIVIDED INTEREST IN ALL OIL, GAS, AND OTHER HYDROCARBON SUBSTANCES AND ALL OTHER MINERALS AND RELATED SUBSTANCES CONTAINED WITHIN OR UNDERLYING SAID LAND, AS EXCEPTED IN DEED DATED APRIL 14, 1969 FROM DI GIORGIO CORPORATION, A DELAWARE CORPORATION, (FORMERLY DI GIORGIO FRUIT CORPORATION, A CORPORATION, SUCCESSOR TO EARL FRUIT COMPANY) RECORDED APRIL 16, 1969 IN BOOK 4268, PAGE 148 OF OFFICIAL RECORDS, WHICH PROVIDES AS FOLLOWS:

SAID UNDIVIDED INTEREST BEING EQUAL TO ONE-HALF (1⁄2) OF THE INTEREST IN SUCH MINERALS AND SUBSTANCES OWNED BY GRANTOR IMMEDIATELY PRIOR TO DELIVERY HEREOF IN THAT PORTION OF THE LANDS CONVEYED LYING BELOW A PLANE OF 500 FEET BELOW AND PARALLEL TO THE SURFACE THEREOF. GRANTOR SHALL HAVE NO RIGHT TO ENTER UPON THE SURFACE OR THE AREA LYING BETWEEN THE SURFACE AND THE PLANE 500 FEET BELOW, OR ANY PART THEREOF, IN CONNECTION WITH PROSPECTING FOR OR EXPLOITATION OF SAID RESERVED MINERALS OR FOR ANY OTHER PURPOSES.

ALSO EXCEPTING THEREFROM AN UNDIVIDED ONE-THIRD (1/3) INTEREST IN ALL OIL, GAS AND MINERAL RIGHTS AND INTERESTS OWNED BY R AND B RANCHES, A PARTNERSHIP, AS CONVEYED TO JACK BERTOGLIO BY DEED RECORDED JANUARY 13, 1978 IN BOOK 5082, PAGE 330 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES AND INTEREST IN SUCH OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES RESERVED UNTO ROBERTS FARMS, INC., IN DEED RECORDED JANUARY 13, 1978 IN BOOK 5082, PAGE 396, OF OFFICIAL RECORDS, WHICH DEED PROVIDES:

Exhibit B Page 10

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R AND B RANCHES HAS PREVIOUSLY GRANTED AN UNDIVIDED ONE-THIRD (1/3) INTEREST IN ALL OF THE OIL, GAS AND MINERAL RIGHTS AND INTEREST OWNED BY IT TO JACK BERTOGLIO. BY THIS DEED, IT IS INTENDED TO GRANT TO SUMNER PECK RANCH, INC., AN UNDIVIDED ONE-THIRD (1/3) INTEREST IN ALL THE OIL, GAS AND MINERAL RIGHTS THAT R AND B RANCHES HAS REMAINING AFTER THE GRANT OF EVEN DATE TO JACK BERTOGLIO AND RESERVE TO ROBERTS FARMS, INC., THE REMAINING UNDIVIDED ONE-THIRD (1/3) INTEREST IN THE OIL, GAS AND MINERAL RIGHTS AND OTHER HYDROCARBON SUBSTANCES. THE INTENT IS THAT AFTER THIS DEED IS RECORDED ALL OF THE OIL, GAS AND MINERAL RIGHTS AND OTHER HYDROCARBON SUBSTANCES THAT R AND B RANCHES HAD WILL BE OWNED ONE-THIRD (1/3) BY JACK BERTOGLIO, ONE-THIRD (1/3) BY ROBERTS FARMS, INC., AND ONE-THIRD (1/3) BY SUMNER PECK RANCH, INC. THIS DEED IS PURSUANT TO FINDINGS OF FACT AND CONCLUSION OF LAW ON APPLICATION TO COMPROMISE AND SELL PROPERTY RECORDED CONCURRENTLY HEREWITH.

ALSO EXCEPTING ALL REMAINING OIL, GAS, AND OTHER HYDROCARBON SUBSTANCES AND MINERALS AND MINERAL RIGHTS AND INTEREST RESERVED BY SUMNER PECK RANCH, INC., IN DEED RECORDED JUNE 29, 1979 IN BOOK 5209, PAGE 2430 OF OFFICIAL RECORDS.

PARCEL B: APN: 189-352-05-00-7

THAT PORTION OF THE NORTHEAST QUARTER OF SECTION 36, TOWNSHIP 31 SOUTH, RANGE 29 EAST, M.D.M., IN THE UNINCORPORATED AREA OF THE COUNTY OF KERN, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, DESCRIBED AS FOLLOWS:

BEGINNING AT THE POINT OF INTERSECTION OF THE WEST LINE OF SAID NORTHEAST QUARTER OF SAID SECTION 36 WITH SOUTH BOUNDARY LINE OF RIGHT OF WAY FOR SYCAMORE ROAD RUNNING EAST AND WEST ALONG THE NORTH LINE OF SAID SECTION; THENCE SOUTHERLY ON AND ALONG SAID WEST LINE A DISTANCE OF 2000.0 FEET; THENCE AT RIGHT ANGLES EASTERLY A DISTANCE OF 60.0 FEET; THENCE NORTHERLY PARALLEL TO AND DISTANT 60.0 FEET EASTERLY FROM SAID WEST LINE, A DISTANCE OF 800.0 FEET; THENCE AT RIGHT ANGLES EASTERLY A DISTANCE OF 11.5 FEET; THENCE NORTHERLY PARALLEL WITH AND DISTANT 71.5 FEET EASTERLY FROM SAID WEST LINE, A DISTANCE OF 1200.0 FEET TO A POINT IN SAID SOUTH BOUNDARY LINE OF RIGHT OF WAY OF SYCAMORE ROAD; THENCE WESTERLY ON AND ALONG SAID BOUNDARY LINE OF RIGHT OF WAY FOR SYCAMORE ROAD, A DISTANCE OF 71.5 FEET TO THE POINT OF BEGINNING.

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EXCEPTING THEREFROM ALL PETROLEUM, OIL, NATURAL GAS AND PRODUCTS DERIVED THEREFROM, WITHIN OR UNDERLYING SAID LAND OR THAT MAY BE PRODUCED THEREFROM AND ALL RIGHTS THERETO, TOGETHER WITH THE RIGHT AT ALL TIMES TO ENTER UPON OR IN SAID LAND TO PROSPECT FOR AND TO DRILL, BORE, RECOVER AND REMOVE THE SAME AS EXCEPTED AND RESERVED IN DEED FROM THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY, A KANSAS CORPORATION, AS TO AN UNDIVIDED ONE-HALF (1⁄2) INTEREST, RECORDED JUNE 2, 1947 IN BOOK 1413, PAGE 314 OF OFFICIAL RECORDS AND IN DEED FROM SOUTHERN PACIFIC COMPANY, A KENTUCKY CORPORATION, AS TO AN UNDIVIDED ONE-HALF (1⁄2) INTEREST, RECORDED JUNE 2, 1947 IN BOOK 1421, PAGE 294 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM AN UNDIVIDED ONE-THIRD (1/3) INTEREST IN ALL OIL, GAS AND MINERAL RIGHTS AND INTERESTS OWNED BY R AND B RANCHES, A PARTNERSHIP, AS CONVEYED TO JACK BERTOGLIO BY DEED RECORDED JANUARY 13, 1978 IN BOOK 5082, PAGE 330 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES AND INTEREST IN SUCH OIL, GAS, MINERALS AND OTHER HYDROCARBON SUBSTANCES RESERVED UNTO ROBERTS FARMS, INC., IN DEED RECORDED JANUARY 13, 1978 IN BOOK 5082, PAGE 396, OF OFFICIAL RECORDS, WHICH DEED PROVIDES:

R AND B RANCHES HAS PREVIOUSLY GRANTED AND UNDIVIDED ONE-THIRD (1/3) INTEREST IN ALL OF THE OIL, GAS AND MINERAL RIGHTS AND INTEREST OWNED BY IT TO JACK BERTOGLIO. BY THIS DEED, IT IS INTENDED TO GRANT TO SUMNER PECK RANCH, INC., BY GRANTEE, AN UNDIVIDED ONE-THIRD (1/3) INTEREST IN ALL THE OIL, GAS AND MINERAL RIGHTS THAT R AND B RANCHES HAS REMAINING AFTER THE GRANT OF EVEN DATE TO JACK BERTOGLIO AND RESERVE TO ROBERTS FARMS, INC., THE REMAINING UNDIVIDED ONE-THIRD (1/3) INTEREST IN THE OIL, GAS AND MINERAL RIGHTS AND OTHER HYDROCARBON SUBSTANCES. THE INTENT IS THAT AFTER THIS DEED IS RECORDED ALL OF THE OIL, GAS AND MINERAL RIGHTS AND OTHER HYDROCARBON SUBSTANCES THAT R AND B RANCHES HAD WILL BE OWNED ONE-THIRD (1/3) BY JACK BERTOGLIO, ONE-THIRD (1/3) BY ROBERTS FARM, INC., AND ONE-THIRD (1/3) BY SUMNER PECK RANCH, INC.

ALSO EXCEPTING ALL REMAINING OIL, GAS, AND OTHER HYDROCARBON SUBSTANCES AND MINERALS AND MINERAL RIGHTS AND INTEREST RESERVED BY SUMNER PECK RANCH, INC., IN DEED RECORDED JUNE 29, 1979 IN BOOK 5209, PAGE 2430 OF OFFICIAL RECORDS.

Exhibit B Page 12

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20TH AVENUE VAN BUREN

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE TOWNSHIP OF SOUTH HAVEN, VAN BUREN COUNTY, STATE OF MICHIGAN, AND IS DESCRIBED AS FOLLOWS:

Parcel 1

That Part of the North Half of the Southeast Quarter of the Southeast Quarter of Section 28, Town 1 South, Range 17 West, according to the Government Survey Thereof, lying Easterly of the Easterly Line of Highway I-196.

Tax Parcel No: 80-17-028-051-00

Parcel 2

Commencing at the Northeast corner of the Northwest Quarter of the Southwest Quarter of Section 27, Town 1 South, Range 17 West, according to the government survey thereof; thence South on the North and South One Eighth line 326.7 feet ; thence West 800 feet; thence North 326.7 feet to the East and West Quarter line; thence East on same 800 feet to beginning, EXCEPT the Railroad Right of Way (now (known at Kal-Haven Trail) along the East side of above. ALSO a Right of Way over and across commencing at the Northwest corner of the above described description; thence South 1 rod; thence West to the West Section line; thence North on same 1 rod to the East and West Quarter line; thence East on same to beginning.

Tax Parcel No: 80-17-027-060-00

Parcel 3

The South 10 Acres of the Southwest Quarter of the Northwest Quarter of Section 27, Town 1 South, Range 17 West, according to the Government Survey thereof.

That part of the North 20 acres of the South 30 acres of the West Half of the Northwest Quarter of Section 27, Town 1 South, Range 17 West, according to the Government Survey thereof lying Southerly and Easterly of the Easterly line of Highway I-196, EXCEPT the Railroad Right of Way (now known as Kal-Haven Trail).

All that part of the Northwest Quarter of the Northwest Quarter of Section 27, Town 1 South, Range 17 West and all that part of the Southwest Quarter of the Northwest of said Section 27, which lies Southeasterly of a line 150 feet Southeasterly (measured at right angles) and parallel to a line described as: Beginning at a point on the West line of said Section 27, which is North

Exhibit B Page 13

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01 degrees 12 minutes 28 seconds West, a distance of 720.45 feet from the West Quarter corner of Section 27; thence North 44 degrees 31 minutes 17 seconds East a distance of 2500 feet to a point of ending, EXCEPTING therefrom the Right of Way of existing Railroad (now known as Kal-Haven Trail)

All that part of the West Half of the East Half of the Northwest Quarter of Section 27, Town 1 South, Range 17 West, which lies Southeasterly of a line 150 feet Southeasterly of (measured at right angles) and parallel to a line described as: Beginning at a point on the North line of said Section 27, which is South 89 degrees 46 minutes 32 seconds West a distance of 717.68 feet from the North Quarter corner of said Section 27; thence South 44 degrees 31 minutes 17 seconds West a distance of 1500 feet to a point of ending, EXCEPT therefrom the West 25 feet.

Tax Parcel No: 80-17-027-014-00

Parcel 4

The Northwest Quarter of the Northwest Quarter of Section 34, Town 1 South, Range 17 West, according to the Government Survey thereof, EXCEPT that part of the Northwest Quarter of Section 34, Town 1 South, Range 17 West, described as: Beginning at a point on the North line of said Section 34 that is 679.00 feet East of the Northwest Corner of said Section 34; thence East on said North line 643.45 feet to the East line of the West Half of the Northwest Quarter of said Section 34; thence South 00 degrees 42 minutes 49 seconds East on said East line 535.71 feet; thence North 58 degrees 40 minutes 00 seconds West 264.73 feet; thence West parallel with said North line 220.00 feet; thence North perpendicular to said North line 131.00 feet; thence West parallel with said North line 85.00 feet; thence South perpendicular to said North line 39.00 feet; thence West parallel with said North line 67.00 feet; thence North perpendicular to said North line 20.00 feet; thence West parallel with said North line 52.00 feet; thence North perpendicular to said North line 286.00 feet to the point of beginning. The North Half of the Southwest Quarter of the Northwest Quarter of Section 34, Town 1 South, Range 17 West, according to the Government Survey thereof.

That part of the Northwest Quarter of Section 34, Town 1 South, Range 17 West, described as: Beginning at a point on the North line of said Section 34 that is 679.00 feet East of the Northwest corner of said Section 34, thence East on said North line 643.45 feet to the East line of the West Half of the Northwest Quarter of said Section 34; thence South 00 degrees 42 minutes 49 seconds East on said East line 535.71 feet; thence North 58 degrees 40 minutes 00 seconds West 264.73 feet; thence West parallel with said North line 220.00 feet; thence North perpendicular to said North line, 131.00 feet; thence West parallel with said North line 85.00 feet; thence South perpendicular to said North line 39.00 feet; thence West parallel with said North line 67.00 feet; thence North perpendicular to said North line 20.00 feet; thence West parallel with said North line 52.00 feet; thence North perpendicular to said North line 286.00 feet to the point of beginning, EXCEPT Beginning at the Northeast corner of the West half of

Exhibit B Page 14

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the Northwest Quarter of said Section 34; thence South along the East line of the West Half of the Northwest Quarter at said Section, 398.00 feet; thence West parallel to the North line of said Northwest Quarter, 434.00 feet; thence North parallel to said East line, 131.00 feet; thence East parallel to said North line 284.00 feet; thence North parallel to said East line, 267.00 feet to said North line thence East along said North line 150.00 feet to the place of beginning.

Tax Parcel No: 80-17-084-024-20

Parcel 5

The part of the North 60 acres of the West Half of the Northwest Quarter of Section 34, Township 1 South, Range 17 West, South Haven Township, Van Buren County, Michigan, described as follows: Beginning at the Northeast corner of the West half of the Northwest Quarter of said Section 34; thence South along the East line of the West half of the Northwest Quarter of said Section 34, 398.00 feet; thence West parallel to the North line of said Northwest Quarter, 434.00 feet; thence North parallel to said East line, 131.00 feet; thence East parallel to said North line, 284.00 Feet; thence North parallel to said East line, 267.00 feet to said North line; thence East along said North line, 150.00 feet to the place of beginning

Tax parcel No: 80-17-084-024-15

BROADWAY ROAD MOORPARK

The following real property situated in the State of California, County of Ventura:

THOSE PORTIONS OF THE NORTHWEST QUARTER OF SECTION 29; AND THOSE PORTIONS OF THE NORTHEAST QUARTER OF SECTION 30, TOWNSHIP 3 NORTH, RANGE 19 WEST, IN TRACT “L”, RANCHO SIMI, IN THE COUNTY OF VENTURA, STATE OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 3, PAGE OF PAGE 7, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, DESCRIBED AS A WHOLE AS FOLLOWS:

BEGINNING AT A POINT IN THE CENTER LINE OF THAT CERTAIN PUBLIC ROAD, 60 FEET WIDE, LOCALLY KNOWN AS AND CALLED WEST BROADWAY, AT THE QUARTER CORNER COMMON TO SAID SECTIONS 29 AND 30; THENCE ALONG SAID CENTER LINE,

1ST: SOUTH 89°58” WEST 106.87 FEET TO THE EASTERLY TERMINUS OF THE SEVENTH COURSE, RECITED AS “SOUTHEASTERLY ALONG SAID CURVE 471.24 FEET” IN THE LAND FIRST DESCRIBED IN DEED TO COUNTY OF VENTURA, RECORDED FEBRUARY 24, 1930, BOOK 285, PAGE 195 OF OFFICIAL RECORDS;

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THENCE ALONG THE CENTER LINE OF SAID FIRST DESCRIBED LAND BY THE FOLLOWING TWO COURSES,

2ND: NORTHWESTERLY, ALONG A CURVE CONCAVE NORTHEASTERLY HAVING A RADIUS OF 300 FEET THROUGH AN ANGLE OF 89°58’30” AN ARC DISTANCE OF 471.11 FEET TO THE NORTHERLY TERMINUS OF SAID SEVENTH COURSE; THENCE TANGENT TO SAID CURVE,

3RD: NORTH 0°03’30” WEST 1,827.65 FEET TO THE SOUTHWESTERLY CORNER OF THE LAND DESCRIBED IN DEED TO ELLIOTT N. STROEBEL, ET AL., RECORDED OCTOBER 14,1954, BOOK 1235, PAGE 270, OF OFFICIAL RECORDS; THENCE ALONG THE BOUNDARY OF SAID LAST MENTIONED LAND BY THE FOLLOWING TWO COURSES,

4TH: SOUTH 73°32’10” EAST 232.95 FEET; THENCE,

5TH: NORTH 20°15’ 00” EAST 607.50 FEET TO THE NORTHERLY LINE OF SAID SECTION 29; THENCE ALONG THE NORTHERLY LINE OF SAID SECTION 29,

6TH: NORTH 89°56’ EAST 631.93 FEET TO THE NORTHWESTERLY CORNER OF THE LAND DESCRIBED AS PARCEL B IN DEED TO A. H. VELA, ET AL., RECORDED NOVEMBER 23, 1929, BOOK 289, PAGE 475, OF OFFICIAL RECORDS; THENCE ALONG THE WESTERLY LINE OF SAID LAST MENTIONED LAND,

7TH: SOUTH 0°04’ 30” EAST 2,551.57 FEET TO THE NORTHEASTERLY CORNER OF THE LAND DESCRIBED IN DEED TO THERMIC MUTUAL WATER CO., LTD., RECORDED SEPTEMBER 22, 1955, BOOK 1338, PAGE 51, OF OFFICIAL RECORDS; THENCE ALONG THE BOUNDARY OF SAID LAST MENTIONED LAND BY THE FOLLOWING TWO COURSES,

8TH: SOUTH 89°58’ WEST 25 FEET; THENCE,

9TH: SOUTH 0°04’ 30” EAST 80 FEET TO THE CENTER LINE OF SAID WEST BROADWAY; THENCE ALONG SAID LAST MENTIONED CENTER LINE,

10TH: SOUTH 89°58’ WEST 635.43 FEET TO THE POINT OF BEGINNING.

EXCEPT ONE-HALF OF ALL OIL, GAS, HYDROCARBON AND OTHER MINERALS LYING IN OR UNDER SAID LAND, WITHOUT, HOWEVER, THE RIGHT OF SURFACE ENTRY, AS RESERVED BY HAROLD H. MARQUIS AND HELEN MARQUIS, DEED DATED JANUARY 13, 1951, RECORDED JANUARY 24, 1951, BOOK 976, PAGE 337, OF OFFICIAL RECORDS.

Exhibit B Page 16

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

ALSO EXCEPT THE INTEREST IN THAT PORTION CONVEYED TO COUNTY OF VENTURA, IN DEED RECORDED JUNE 18, 1907, BOOK 113, PAGE 82, OF OFFICIAL DEEDS.

APN: 502-0-020-030

SPRING VALLEY

The following real property situated in the State of California, County of Santa Cruz described as follows:

PARCEL I:

BEING BOUNDED BY A LINE BEGINNING IN THE MIDDLE OF THE SAN ANDREAS ROAD AT THE SOUTHWEST CORNER OF LANDS CONVEYED BY MARY EUDORA MILLER GLOVER TO VARNUM WESTCOTT, ET AL, BY DEED DATED MARCH 14, 1894, AND RECORDED IN VOLUME 100 OF DEEDS, AT PAGE 34, SANTA CRUZ COUNTY RECORDS; THENCE FROM SAID POINT OF BEGINNING NORTH 44 1/2° EAST ALONG THE NORTHWEST BOUNDARY OF SAID LANDS 30.66 CHAINS TO THE MIDDLE OF THE WATER TANK ROAD; THENCE ALONG THE MIDDLE OF SAID LAST MENTIONED ROAD NORTH 36° WEST 15.41 CHAINS TO A STATION; THENCE NORTH 40° 35’ WEST 16.11 CHAINS TO A STATION; THENCE LEAVING SAID LAST MENTIONED ROAD AND ALONG THE BOUNDARY LINE OF LOT NO. 49 SOUTH 64 1/2° WEST 7.87 CHAINS TO A STATION; SOUTH 39 1/4° EAST 6.00 CHAINS TO A STATION; SOUTH 44 1/2° WEST 31.20 CHAINS TO THE MIDDLE OF SAID SAN ANDREAS ROAD; THENCE ALONG THE MIDDLE LINE OF SAID LAST MENTIONED ROAD SOUTH 68 3/4° EAST 7.00 CHAINS TO A STATION; SOUTH 43 1/4° EAST 9.00 CHAINS TO A STATION; SOUTH 60 1/2° EAST 7.50 CHAINS TO A STATION AND SOUTH 52 1/2° EAST 5.52 CHAINS TO THE PLACE OF BEGINNING.

EXCEPTING THEREFROM THE LAND AND RIGHT OF WAY NOW USED AND OCCUPIED BY THE SOUTHERN PACIFIC COMPANY.

PARCEL II:

BEGINNING IN THE MIDDLE OF THE SAN ANDREAS ROAD AT ITS INTERSECTION WITH THE MIDDLE OF THE SPRING VALLEY ROAD, THE SAME BEING THE SOUTHEAST CORNER OF LOT NO. 48 AS SAID LOT IS DESIGNATED AND DESCRIBED IN THE REFEREES’ REPORT OF THE PARTITION OF THE SAN ANDREAS RANCHO THE DESCRIPTION OF WHICH IS RECORDED IN THE OFFICE OF THE COUNTY RECORDS OF THE SAID COUNTY OF SANTA CRUZ IN VOLUME 15 OF

Exhibit B Page 17

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

DEEDS AT PAGE 716; THENCE ALONG SAID SPRING VALLEY ROAD NORTH 24° EAST 5.26 CHAINS TO A STATION; NORTH 42° 30’ EAST 8.57 CHAINS TO A STATION; NORTH 32° EAST 9.00 CHAINS TO A STATION; THENCE LEAVING SAID SPRING VALLEY ROAD, AND ALONG THE WATER TANK ROAD NORTH 32° 15’ EAST 1.42 CHAINS TO A STATION; NORTH 4° WEST 1.50 CHAINS TO A STATION; NORTH 62° 45’ WEST 4.00 CHAINS TO A STATION; NORTH 21º 30’ WEST 6.43 CHAINS TO A STATION; NORTH 36° WEST 9.41 CHAINS TO A STATION; THENCE LEAVING SAID WATER TANK ROAD SOUTH 44° 30’ WEST 30.66 CHAINS TO THE SOUTHWESTERLY LINE OF SAID LOT 48; AND THENCE ALONG SAID LAST NAMED LINE SOUTH 52° 30’ EAST 24.68 CHAINS TO THE POINT OF BEGINNING. BEING A PART OF SAID LOT 48.

EXCEPTING THEREFROM THE LAND AND RIGHT OF WAY NOW USED AND OCCUPIED BY THE SOUTHERN PACIFIC COMPANY.

ALSO EXCEPTING THEREFROM THE FOLLOWING PARCEL OF LAND:

SITUATE IN LOT 48, OF THE RANCHO SAN ANDREAS, COUNTY OF SANTA CRUZ, STATE OF CALIFORNIA, AND BEING A PORTION OF THE LANDS CONVEYED TO SURETY TITLE & GUARANTY COMPANY, BY DEED RECORDED MAY 12, 1960, IN VOLUME 1318 OF OFFICIAL RECORDS AT PAGE 126, SANTA CRUZ COUNTY RECORDS, SAID PORTION BEING BOUNDED BY A LINE DESCRIBED AS FOLLOWS:

BEGINNING AT THE INTERSECTION OF THE NORTHEAST BOUNDARY OF THE RIGHT OF WAY OF THE SANTA CRUZ BRANCH LINE OF THE SOUTHERN PACIFIC RAILROAD COMPANY, WITH THE NORTHWEST LINE OF SPRING VALLEY COUNTY ROAD, AS SAID ROAD IS DESCRIBED IN THE REFEREES’ REPORT OF THE PARTITION OF SAN ANDREAS RANCHO, RECORDED IN VOLUME 15 OF DEEDS AT PAGE 716, SANTA CRUZ COUNTY RECORDS, AND RUNNING THENCE FROM SAID POINT OF BEGINNING, NORTH 53° 55’ WEST ALONG THE NORTHEAST LINE OF SAID RIGHT OF WAY OF THE SOUTHERN PACIFIC RAILROAD 1100.0 FEET TO A STATION; THENCE LEAVING SAID RIGHT OF WAY, THE FOLLOWING COURSES: NORTH 36° 05’ EAST 265.0 FEET, SOUTH 77° 25’ EAST 170.0 FEET, NORTH 68° 35’ EAST 185.0 FEET, SOUTH 47° 25’ EAST 545.0 FEET AND SOUTH 30° 25’ EAST 270.00 FEET TO THE NORTHWEST LINE OF SPRING VALLEY COUNTY ROAD; THENCE ALONG SAID NORTHWEST LINE SOUTH 42° 30’ WEST 40.0 FEET AND SOUTH 24° 00’ WEST 287.0 FEET TO THE POINT OF BEGINNING.

APN: 046-021-02 (PARCEL I), 046-021-04 (PARCEL I), 046-021-06 (PARCEL II)

Exhibit B Page 18

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

EXHIBIT C

FORM OF COLLATERAL ADDITION ADDENDUM

COLLATERAL ADDITION ADDENDUM

TO LOAN AGREEMENT

THIS COLLATERAL ADDITION ADDENDUM (this “Addendum”), is made as of _________ ____, 2020 (the “Effective Date”) by GLADSTONE LAND LIMITED PARTNERSHIP, a Delaware limited partnership (“Borrower”), and GLADSTONE LAND CORPORATION, a Maryland corporation (“Guarantor”), and delivered to METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation (the “Lender”). This Addendum is made in connection with and is addended to and is a part of that certain Loan Agreement dated February ___, 2020 by and among Borrower, Guarantor and Lender (the “Loan Agreement”).

RECITALS

A. Lender has made certain loans to Borrower in the aggregate principal amount of up to One Hundred Fifty Million and 00/100 Dollars ($150,000,000.00) (collectively, the “Loan”) on the terms and conditions set forth in the Loan Agreement. Guarantor has guaranteed the payment and performance of the Loan pursuant to a Loan Guaranty Agreement dated as of the date of the Loan Agreement. Capitalized terms used but not defined herein shall have the meaning given in the Loan Agreement.

B. Under the terms of the Loan Agreement, Borrower may request a Disbursement of the Loan in connection with the acquisition of agricultural property, which property may be accepted by Lender as Collateral for the Loan. Borrower has identified, and Lender has agreed to accept as Collateral for the Loan, the property described on Exhibit B-1 attached hereto, and all agricultural operations and related permanent plantings, irrigation facilities and water rights located on such property, and the rents, revenue and income derived therefrom (collectively, the “Future Property”) to be owned by a wholly-owned Subsidiary of Borrower.

C. This Addendum sets forth the terms and conditions on which the Future Property is accepted as Collateral for the Loan.

AGREEMENT

NOW THEREFORE, Borrower, Guarantor and Lender hereby agree as follows, as of the Effective Date:

1. Status of the Loan. Borrower and Guarantor acknowledge for the benefit of Lender that the Notes, the Loan Agreement, including this Addendum and all prior addenda, amendments and modifications thereto, the Security Instruments, and any other Loan Documents are all valid and binding obligations enforceable in accordance with their terms, and that neither Borrower nor Guarantor has any offset or defense against the indebtedness evidenced by the Notes or any of the obligations set forth in the Loan Documents.

Exhibit C Page 1

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

2. Future Property. The property legally described on Exhibit B-1 attached hereto is hereby added to be part of the “Land” under the Loan Agreement, and Exhibit B of the Loan Agreement is hereby amended to include Exhibit B-1 attached hereto. The Future Property is hereby accepted by Lender as, and for all purposes is deemed to be, Real Property under the Loan Agreement.

3. Disclosure and Valuation. Exhibit A of the Loan Agreement setting forth the disclosure and valuation of the Real Property is replaced with Exhibit A-1 attached hereto.

4. Future Property Owner.

(a) __________________________________________________________, a ___________________________________ (the “Future Property Owner”) is well seized of an indefeasible estate in fee simple in the Future Property. Future Property Owner is either an existing Property Owner or a separate Subsidiary entity established as a single asset entity by Borrower or Guarantor for the purposes of owning the Future Property. Exhibit B of the Loan Agreement setting forth the Property Owners is hereby amended to include the Future Property Owner. All references to the Property Owners in the Loan Agreement shall include the Future Property Owner.

5. New Security Instrument and Loan Documents. Future Property Owner shall execute and deliver to Lender, as a condition to the effectiveness of this Addendum and Lender’s acceptance of the Future Property as Collateral, the following documents, each in substantially the form required by Lender:

(a) a new security instrument encumbering its interest in the Future Property (the “New Security Instrument”), which shall be deemed to be a Security Instrument under the Loan Agreement and all other Loan Documents;

(b) a Property Owner Guaranty;

(c) a joinder to the Indemnity Agreement;

(d) a joinder to the Contribution and Indemnity Agreement;

(e) a certification as to its status, the use and other features of the Future Property; and

Exhibit C Page 2

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

(f) such other documents and certificates as required by Lender to the extent consistent with the Loan Documents.

6. Cross-Default and Cross-Collateralization. Borrower and Guarantor acknowledge that the Security Instruments, including the New Security Instrument, are Collateral for the entire Loan, and the occurrence of a default under any of the Security Instruments, including the New Security Instrument, or any of the Loan Documents will comprise a default under all of the Security Instruments, including the New Security Instrument, and other Loan Documents.

7. Title Policy. In connection with the New Security Instrument, Lender shall be provided with a mortgagee’s title insurance policy insuring the Lender’s first priority lien in the Future Property, subject only to such encumbrances, and containing such endorsements, as Lender may approve in its sole and absolute discretion and aggregating title insurance coverage with all other Title Policies insuring the liens of the Security Instruments.

8. Reaffirmation of Borrower and Guarantor. Borrower and Guarantor hereby reaffirm for the benefit of Lender, each and every of the terms and provisions of the Loan Agreement and each Loan Document to which it is a party, each as amended and as originally set forth therein.

9. Representations and Warranties of Borrower. Borrower and Guarantor hereby restate and reaffirm all of the covenants, representations and warranties set forth in Section 4 of the Loan Agreement as if made as of the Effective Date and with regard to the Loan and the Real Property, including with regard the Future Property and the Future Property Owner. Except as set forth on Exhibit C-1 attached hereto, or as otherwise modified or amended hereby, Borrower and Guarantor hereby represent and warrant that each of the conditions precedent to the addition of the Future Property set forth in the Loan Agreement have been satisfied, as of the date hereof. In addition, Borrower and Guarantor each hereby unconditionally warrant and represent to Lender as follows:

(a) A true and complete copy of Future Property Owner’s Operating Agreement or Partnership Agreement, as the case may be, and any and all amendments thereto (the “Future Property Owner’s Governing Documents”), have been furnished to Lender. The Future Property Owner’s Governing Documents are duly and validly executed and delivered and are in full force and effect and binding upon and enforceable against the Future Property Owner in accordance with their respective terms.

(b) There has been no material, adverse change in the condition, financial or otherwise, of the Property Owners, Borrower, Gladstone California Farmland GP, LLC, a Delaware limited liability company, Gladstone Land Partners, LLC, a Delaware limited liability company, or Guarantor since the date of the Loan. Each of the foregoing have filed all tax returns which are required by federal or state law to be filed by that

Exhibit C Page 3

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

respective entity and have paid all of its taxes that have become due. All information, reports, papers and data given to Lender by or on behalf of each of the foregoing with respect to the Loan are accurate, complete and correct in all material respects and do not omit any fact necessary to prevent the facts contained therein from being materially misleading

(c) The Board of Directors of Guarantor executed a Unanimous Written Consent, dated ___________, 2020 authorizing Borrower and its Subsidiaries to effectuate the Loan, to enter into the Loan Documents, and to perform thereunder (including without limitation with respect to the joinder of additional subsidiaries and the pledge of additional collateral as contemplated by the Loan Documents (the “Gladstone Land Consent”). The Gladstone Land Consent remains in full force and effect, has not been rescinded, has not been modified or amended, and is binding upon Guarantor in accordance with the Corporate Documents. Based on the Gladstone Land Consent, Guarantor and Borrower are authorized to take the following actions in connection with the Future Property:

(i) Provide the Future Property as Collateral for the Loan, pursuant to the terms of the Loan Documents;

(ii) Cause the Future Property Owner to enter into the New Security Instrument and the Loan Documents as required by the Lender, including any guaranty and indemnity by the Future Property Owner;

(iii) Cause any amendments or modifications to Loan Documents required by the Lender to be executed by or on behalf of Gladstone Land; and

(iv) Request, and cause Borrower to request, additional Disbursements under the Loan.

10. Counterparts. This Addendum may be executed in multiple counterparts, each of which shall be an original and all of which, when combined, shall constitute one and the same instrument.

[Signatures page follows]

Exhibit C Page 4

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

IN WITNESS WHEREOF, Borrower and Guarantor have executed this Addendum, or have caused this Addendum to be executed by its duly authorized representative(s) as of the day and year first written above.

BORROWER:

GLADSTONE LAND LIMITED PARTNERSHIP, a Delaware limited partnership

By:	Gladstone Land Partners, LLC,
a Delaware limited liability company
Its General Partner

	By:	Gladstone Land Corporation,
a Maryland corporation
Its Manager

By:
David Gladstone
Its Chief Executive Officer

GUARANTOR:

GLADSTONE LAND CORPORATION, a Maryland corporation

By:
David Gladstone
Its Chief Executive Officer

[Signatures continue on next page]

Exhibit C Page 5

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

LENDER:

METROPOLITAN LIFE INSURANCE COMPANY, a New York corporation

By:	MetLife Investment Management, LLC,
its investment manager

By:
Name:
	Its:	Authorized Signatory
and Director

Exhibit C Page 6

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

EXHIBIT A-1

[Insert Revised Disclosure and Valuation of Real Property]

Exhibit C Page 7

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

EXHIBIT B-1

LEGAL DESCRIPTION OF FUTURE PROPERTY

Exhibit C Page 8

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

EXHIBIT C-1

Exhibit C Page 9

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

EXHIBIT D

LIENS AND LEASES

Lessor	Lessee	Date(s)
Dalton Lane Watsonville, LLC, a California limited liability company	Westside Strawberry Farms, Inc., a California corporation	7/17/2018 (effective 11/1/2018; expires 10/31/2028)

20th Avenue South Haven, LLC, a Delaware limited liability company	Roedger Bros. Farms LLC, a Michigan limited liability company (as assignee of True Blue Farms, Inc., a Michigan corporation, and True Blue Custom Farm Management, LLC, a Michigan limited liability company)	10/15/2013 (effective 11/5/2013); amended 11/15/2013, 9/30/2015, 11/7/2018 and 2/22/2019, with an expiration date of 11/4/2021

Broadway Road Moorpark, LLC, a Delaware limited liability company, as successor to original Lessor, Gladstone Land Corporation, a Maryland corporation, per amendment	Waters Ranches, LLC, and James Andrew Waters, III	12/1/2013 (effective 12/16/2013; expires 12/15/2023); amended/restated 12/16/2013

East Shelton Road, LLC, a Delaware limited liability company	Southwest Ag Farms, LLC, a Texas limited liability company	3/1/2018 (expires 2/28/2019; amended 2/4/2019; expires 2/28/2020))

East Shelton Road, LLC, a Delaware limited liability company	Riverview, LLP, a Minnesota limited liability partnership	11/27/2019 (Commencement Date 3/1/2020)

Spring Valley Road Watsonville, LP, a Delaware limited partnership	Golden State Bulb Growers, Inc., a California corporation (as assignee of Gem-Pack Berries, LLC a Delaware limited liability company	2/23/2015 (effective 10/1/2016; expires 9/30/2022); assigned 11/1/17

Exhibit D Page 1

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

Lessor	Lessee	Date(s)
Sycamore Road Arvin, LP, a Delaware limited partnership	Underwood Ranches, LP, a California limited partnership	7/24/2014 (effective 11/1/2015; expires 10/31/2024); amended 2/1/2016 & 9/28/2018

Naumann Road Oxnard, LP, a Delaware limited partnership	Reiter Brothers, Inc., a California corporation	7/8/2014 (effective 7/23/2014; expires 7/31/2017). Extension signed on 5/15/2017 and expires 7/31/2020

Reiter Brothers, Inc., a California corporation (Sublessor)	El Dorado Berry Farms, LLC, a California limited liability company (Sublessee)	August 1, 2017 (expires July 21, 2020

Exhibit D Page 2

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

EXHIBIT E

CURRENT PROPERTY OWNERS

DALTON LANE WATSONVILLE, LLC, a California limited liability company

BROADWAY ROAD MOORPARK, LLC, a Delaware limited liability company

20TH AVENUE SOUTH HAVEN, LLC, a Delaware limited liability company

EAST SHELTON ROAD, LLC, a Delaware limited liability company

SYCAMORE ROAD ARVIN, LP, a Delaware limited partnership

SPRING VALLEY ROAD WATSONVILLE, LP, a Delaware limited partnership

NAUMANN ROAD OXNARD, LP, a Delaware limited partnership

Exhibit E Page 1

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

EXHIBIT F

AFFILIATE INDEBTEDNESS

1.

Indebtedness originated by Gladstone Lending Company, LLC from time to time in connection with that certain Agvantage Bond Purchase Agreement dated December 5, 2014 by and between Farmer Mac Mortgage Securities Corporation, Gladstone Lending Company, and Federal Agricultural Mortgage Corporation, as the same may be modified or amended from time to time (as modified or amended, the “Bond Purchase Agreement”).

Exhibit F

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

EXHIBIT G

CALIFORNIA ENTITY RESTRUCTURING

Plan of Restructure for Property Owners owning California Property

Phase 1

1.	Borrower will form a new or use an existing single member Delaware limited liability company (“GP Newco”) as a wholly owned subsidiary of Borrower.

2.	Borrower will transfer to GP Newco a one percent (1%) membership interest in each Property Owner that owns real estate located in California (each a “California Property Owner”).

Phase 2 – California LLC Property Owners

Each California Property Owner that is organized as a California limited liability company will:

1.	Adopt a Plan of Conversion that complies with Section 17710.03 of the CA limited liability company act (“CA LLC Act”).

2.	File a Certificate of Conversion that complies with Section 17710.06 of the CA LLC Act with the California Secretary of State.

3.	File a Certificate of Conversion that complies with the Section 17-204 of the DE Limited Partnership Act (“DE LP Act”) with the Delaware Secretary of State.

4.	File a Certificate of Limited Partnership that complies with Section 17-204 of the DE LP Act with the Delaware Secretary of State.

5.	File a copy of some or all of 2-4 above, as may be required, in the applicable California county where the California Property Owner company owns real estate.

6.

Adopt a Limited Partnership Agreement that complies with the DE LP Act for the Property Owner in its converted form as a Delaware limited partnership providing that GP Newco will be the one percent (1%) general partner and Borrower will be the ninety nine percent (99%) limited partnership of such limited partnership

Phase 3 – Delaware LLC Property Owners

Each California Property Owner that is organized as a Delaware limited liability company will:

1.	Adopt a Plan of Conversion that complies with Section 17-218(h) of the DE LP Act.

2.	File a Certificate of Conversion that complies with the Section 17-204 of the DE LP Act with the Delaware Secretary of State.

3.	File a Certificate of Limited Partnership that complies with Section 17-204 of the DE LP Act with the Delaware Secretary of State.

4.	File a copy of one or both of 2-3 above, as may be required, in the applicable California county where the California Property Owner company owns real estate.

Exhibit G

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

Adopt a Limited Partnership Agreement that complies with the DE LP Act for the Property Owner in its converted form as a Delaware limited partnership providing that GP Newco will be the one percent (1%) general partner and Borrower will be the ninety nine percent (99%) limited partnership of such limited partnership.

Diagrams depicting the structure as of the Closing Date and the proposed new structure are attached.

Exhibit G

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

GLADSTONE LAND CORPORATION

EXISTING CALIFORNIA PROPERTY

OWNERSHIP STRUCTURE

Exhibit G

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437

GLADSTONE LAND CORPORATION

POTENTIAL CALIFORNIA PROPERTY

OWNERSHIP STRUCTURE

Exhibit G

Loan Agreement

Gladstone 2020 Facility

Loan Nos. 196915, 198677 & 200539

105131550 0053564-00437